FIRST
INVESTORS
LIFE
SERIES
FUND

Blue Chip Fund
Cash Management Fund
Discovery Fund
Government Fund
Growth Fund
High Yield Fund
International Securities Fund
Investment Grade Fund
Target Maturity 2007 Fund
Target Maturity 2010 Fund
Utilities Income Fund

ANNUAL
REPORT

DECEMBER 31, 1996


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"FIRST INVESTORS" appear.

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NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call Policyholder Services at...

(800) 832-7783

The following appears in a box within the above box:

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FIFE310


Chief Investment Officer's Letter
FIRST INVESTORS LIFE SERIES FUND

Dear Investor:

The current economic expansion extended to its fifth year in 1996. The economy grew by 3.4% during the year with the core rate of consumer price inflation increasing 2.6%, its slowest pace since the mid-1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets. The broad stock market averages made new highs in 1996 while long-term interest rates moved somewhat higher during the year. Besides the economy, the markets benefited from strong demand for U.S. securities. Individual investors bought a record amount of stock mutual funds, while foreign investors bought a record amount of U.S. Treasury bonds.

Money market rates closed 1996 generally where they opened the year. After a slight lowering of money market rates in January, the Federal Reserve kept monetary policy unchanged for the remainder of the year. Long-term interest rates, on the other hand, rose during 1996 as the length of the economic expansion raised concerns that inflation might accelerate. In this environment, both investment grade corporate and mortgage-backed bonds outperformed the U.S. Treasury market. The corporate bond market benefited from strong demand despite historically narrow spreads, while the mortgage-backed market was helped by a decrease in prepayment risk. The best returns in the bond market occurred in the high yield sector. Buoyant capital markets, led by rising equity valuations, and a sound economy created an environment in which credit sensitive bonds especially high yield bonds outperformed Treasury securities which tended to be more affected by rising interest rates.

Despite rising interest rates, the U.S. stock market posted its second consecutive year of strong gains in 1996 with the S&P 500 index rising 22.9%. Recognizing that deregulation and internationalization had generated fundamental changes in the U.S. economy, investors remained comfortable with the earnings outlook for U.S. based companies. Nonetheless the ride in the stock market during 1996 was not as smooth as the one in 1995 with a major bump in the road during July from which many small and mid-cap companies never recovered. In general, large cap stocks outdistanced small and mid-cap stocks during the year. Strong performers during the period included energy service, electronics, banks, brokers, computers, cosmetics and household products, and aerospace. Weak groups included media and entertainment, electric and telephone utilities, paper and forest products, metals and mining and restaurants. Utility stocks in particular were hurt by higher interest rates and concern about deregulation of the electric utility market. 1996 was a year when stock picking was also very important as stocks within the same industry often performed quite differently. For example: in semiconductors, Intel Corp. was up over 130% while Texas Instruments rose 30%; in computers, IBM Corp. climbed 70% while Hewlett-Packard Co. increased 23%; in pharmaceuticals, Warner-Lambert Co. was up 60% while Amgen Inc. was down 5%.

Outside the U.S., most equity markets performed very well, with the exception of Japan. Measured by the Morgan Stanley World Index, the world's stock markets returned 14% (in U.S. dollars) in 1996. European stock market returns were generally strong over the past year. In the Pacific Basin, Hong Kong followed Wall Street to record highs, up 33.1% for the year (in U.S. dollars). In contrast, Japanese stocks declined as the yen weakened and as local investors became increasingly pessimistic about the future economic growth of the Japanese economy due to the impending fiscal tightening and worries about deregulation of the financial system.

Following is a discussion on each of the Funds, setting forth their total returns for the year, on a net asset value basis, together with an analysis of the various factors contributing to the returns. The investment performance data set forth in this report relates to the Funds, which are only available through the purchase of certain variable life insurance policy and variable annuity contract separate accounts. This data does not reflect the additional expenses and charges to which a variable life insurance policyowner or variable annuity contract-owner would be subject. In addition, charges will differ among variable life insurance policyowners because of age, gender and risk classification at time of policy issue. Not all Fund subaccounts are available in each separate account.

Life Blue Chip Fund

For the year ended December 31, 1996, First Investors Life Blue Chip Fund returned 21.5% on a net asset value basis compared to a 20.8% return for the Lipper Growth and Income Fund category. The Fund benefited from solid gains in the energy sector, specifically the oil and gas drilling and exploration sector (Dresser Industries, Schlumberger and Halliburton). The technology sector (Microsoft, IBM and Intel) and money center bank sector (Citicorp and Chase Manhattan) were also major contributors to the Fund's performance for the year. The Fund also benefited from a year end rally in the pharmaceutical sector (Eli Lilly and Merck). Telecommunications, specifically the long distance (AT&T, MCI Communications and Sprint) and regional carriers (BellSouth, NYNEX and Bell Atlantic), construction (Fluor) and consumer cyclical (Heinz, General Mills and Kellogg) sectors hindered the Fund's performance for 1996.

Life Discovery Fund

For the year ended December 31, 1996, First Investors Life Discovery Fund returned 12.5% on a net asset value basis compared to a 20.2% return for the Lipper Small Company Growth Fund category. Several factors hurt the Fund's relative performance. The financial sector with holdings in Boatman's Bancshares, Imperial Credit Industries, and Redwood Trust Inc., as well as the retail sector with Travis Boats and Motors, Inc., Kroger, TJX Companies, Inc. and Rite Aid Corp. did well on a stock specific basis, but a general underweighting in these sectors, relative to our peers, handicapped our performance. The Fund was also underweighted in the energy sector which was one of the top performing areas in 1996. The consumer staples sector was a drag on the Fund's performance, in particular the restaurant holdings of Buffet's, Inc., Quality Dining, Inc., and Outback Steakhouse, Inc. In addition, our conservative investment style resulted in a comparatively high level of cash throughout the year which held back performance. The Fund benefited from solid gains in the computer software & services group with positions in Microsoft Corp., SystemSoft Corp., Network General Corp., and Oracle Systems Corp. Our holdings in the computer peripherals group comprised of EMC Corp., Network Appliance Corp., and Komag, Inc. also performed well. The telecommunications equipment group also attained solid results for the Fund with holdings of Ericsson, Saville Systems, and Ace Communications.

Life Growth Fund

For the year ended December 31, 1996, First Investors Life Growth Fund returned 24.5% on a net asset value basis compared to a 19.2% return for the Lipper Growth Fund category. The Fund was helped by overweights in technology, financial services, health care and aerospace and by strong performance in a number of its holdings such as General Electric Co., Citicorp, IBM Corp., Travelers Group Inc. and Proctor & Gamble. Wal-Mart Stores and McDonald's both lagged the market as their U.S. results were below expectations. Entertainment names such as Viacom lagged significantly.

Life International Securities Fund

For the year ended December 31, 1996, First Investors Life International Securities Fund returned 15.2% on a net asset value basis compared to the Lipper Global Fund category's return of 16.5%. During 1996, the Fund's relative performance was largely driven by its country weightings and positive stock selection. The Fund outperformed the MSCI World Index in large measure because of its underweight in Japan relative to the Index's weighting. Compared to its peer group, the reverse was true; the Fund was overweight in Japan and also underweight in the U.S., leading to the Fund's relative underperformance versus the Lipper Global Fund category. Good security selection helped returns, particularly in the larger markets of the United Kingdom, Germany and Japan.

Life Utilities Income Fund

For the year ended December 31, 1996, First Investors Life Utilities Income Fund returned 9.6% on a net asset value basis compared with 9.9% for the average of all utility funds as measured by Lipper Analytical Services, Inc. Utility stocks generally underperformed the broad stock market due to higher interest rates and concern about deregulation of the electric utility market. The Fund's performance in particular was held back by its 46% of assets held in electric utility stocks. The Fund benefitted from its exposure to natural gas stocks as well as a below average weighting in telephone stocks which were under pressure throughout 1996.

Life High Yield Fund

For the year ended December 31, 1996, First Investors Life High Yield Fund returned 12.6% on a net asset value basis compared with 13.7% for the average of all high yield funds as measured by Lipper Analytical Services, Inc. Our strategy has been to emphasize companies with managements intent on -- and capable of -- paying their obligations and improving their credit ratings. The best relative performance in 1996 often came from companies employing much more aggressive and risky financial and operating strategies. Nevertheless, the Fund had several investments which exceeded market expectations and delivered exceptional performance such as: WCI Steel, Garden State News, Monarch Marking, Outdoor Systems and Synthetic Industries. A few of these are no longer held by the Fund because the companies bought back their bonds at above market prices that we simply could not refuse. A low concentration in gaming slowed performance in the first half of 1996 and enhanced it later in the year as investors realized that the industry's expansion phase was ending and more intense competition was beginning. The market wide default rate declined from 3.1% in 1995 to 1.4% in 1996; however, the Fund experienced no defaults. We elected to sell at moderate discounts a few holdings where credit deterioration appeared likely.

Life Investment Grade Fund

For the year ended December 31, 1996, First Investors Life Investment Grade Fund returned 2.8% on a net asset value basis. In comparison, the average investment grade bond fund returned 3.2% as measured by Lipper Analytical Services, Inc. and ten year Treasury notes returned 0.1%. Duration is a measurement of interest rate sensitivity and is an important factor in performance. Throughout most of the year, the Life Investment Grade Fund held bonds with a shorter duration than the average investment grade bond fund. This duration position worked well for the first nine months of the year. Then as fears of a strengthening economy and inflation abated, the market rallied and the Fund's performance lagged its peer group slightly. As a result we have brought the Fund's duration more in line with its peers. Credit quality weighting and sector selection also affected performance. In 1996, the Fund took a more conservative stance than other funds, which reduced performance. Some other funds increased the risk of their portfolios by moving into lower rated corporate investments to obtain incremental yield. We felt that the yield pickup was not worth the heightened credit risk.

Life Government Fund

For the year ended December 31, 1996, First Investors Life Government Fund returned 3.6% on a net asset value basis compared to a 3.8% return for the Lipper GNMA Fund category. The Fund generally had two-thirds of its assets invested in mortgage-backed bonds issued by U.S. Government sponsored agencies, and one-third of its assets in direct obligations of the U.S. Government or its agencies. The Fund responded to trends in interest rates by buying or selling Treasury securities to adjust its duration -- or interest rate exposure. In particular, during the first half of the year, as the market declined, the Fund reduced its holdings of Treasury securities. During the second half of the year, as the market stabilized and then rallied, the Fund reversed the trades made earlier.

Life Target Maturity 2007 Fund and Life Target Maturity 2010 Fund

For the year ended December 31, 1996, First Investors Life Target Maturity 2007 Fund returned (2.2)% on a net asset value basis. For the period April 30, 1996 (inception date) to December 31, 1996, First Investors Life Target Maturity 2010 Fund returned 11.6% on a net asset value basis. The Funds' investment objective is to seek a predictable compounded return for investors who hold the Funds until maturity. In order to meet this objective, the Funds are fully invested in high quality zero coupon bonds. These bonds are very sensitive to changes in interest rates. Consequently, with long-term interest rates rising during 1996, zero coupon bonds provided lower total returns than the bond market in general. Target Maturity 2010 Fund had a higher return than Target Maturity 2007 Fund because it began operations after interest rates had risen early in the year.

Life Cash Management Fund

For the year ended December 31, 1996, First Investors Life Cash
Management Fund returned 5.0%.

The recent bull market in stocks has lasted 76 months, the longest bull market in the history of the U.S. stock market. While investors have enjoyed these gains, it is important to remember that the stock market tends to be cyclical with periods when stock prices generally rise and periods when stock prices generally decline. As well, certain sectors of the market, such as technology stocks, can be more volatile then the general market, creating greater opportunities but also greater risks. The bond market can also be volatile. For example, a 1% increase in yield on a ten year bond results in roughly a 7% decrease in that bond's price. In addition, the value of a bond can fluctuate based on changes in its credit quality. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Looking forward, the factors that benefited the markets in 1996 appear likely to continue in 1997: moderate growth, low inflation, and strong demand for financial assets. A significant risk to the market is that inflation may increase due to the length of the economic expansion. This would lead the Federal Reserve to raise interest rates which could hurt both the bond and stock markets. On the other hand, the market may be positively surprised by legislation from the President and Congress to eliminate the federal budget deficit. We will continue to be alert to events that could affect the value of your investments.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Clark D. Wagner
Clark D. Wagner
Chief Investment Officer

January 31, 1997


Cumulative Performance Information
FIRST INVESTORS LIFE SERIES FUND -- BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Blue Chip Fund and the Standard & Poor's
500 Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

         LIFE BLUE CHIP    S & P 500
MAR 90       9,300          10,000
DEC 90       9,349          10,007
DEC 91      11,740          13,033
DEC 92      12,579          13,966
DEC 93      12,720          15,332
DEC 94      13,454          15,529
DEC 95      18,027          21,879
DEC 96      21,906          26,902

**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996

                         Average Annual Total Return*
                         N.A.V. Only     S.E.C. Standardized
One Year                 21.52%                 13.00%
Five Years               13.18%                 11.55%
Since Inception
(3/8/90)                 13.38%                 12.18%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Life Series Fund -- Blue Chip Fund beginning 3/8/90 (inception date) with a theoretical investment in the S&P 500 Index. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 11.38% and 11.98%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. S&P 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.


Cumulative Performance Information
FIRST INVESTORS LIFE SERIES FUND -- DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Discovery Fund and the Lipper Small
Company Growth Fund Index and the Russell 2000 Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

         LIFE DISCOVERY   LIPPER GROWTH	   RUSSELL 2000
NOV 87 	 9,300          10,000          10,000
DEC 87  	 9,321          10,129          10,250
DEC 88 	 9,656          11,847          12,494
DEC 89  	11,936          14,471          14,526
DEC 90  	11,284          16,113          11,701
DEC 91  	17,142          24,294          17,079
DEC 92   	19,816          26,750          20,232
DEC 93  	24,215          31,129          24,078
DEC 94  	23,603          30,902          23,313
DEC 95  	29,559          40,614          29,422
DEC 96  	33,249          46,507          33,765

**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996
                         Average Annual Total Return*
                         N.A.V. Only     S.E.C. Standardized
One Year                 12.48%                  4.62%
Five Years               14.15%                 12.50%
Since Inception
(11/9/87)                14.94%                 14.03%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Life Series Fund -- Discovery Fund beginning 11/9/87 (inception date) with theoretical investments in the Lipper Small Company Growth Fund Index and the Russell 2000 Index. The Lipper Small Company Growth Fund Index is a net value weighted index of the 30 largest small company growth funds. It is calculated with adjustments for income dividends and capital gains distributions as of ex-dividend dates. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 2000 Index is an unmanaged index generally considered as the premier of small capitalization stocks. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 12.23% and 11.51%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lipper Small Company Growth Fund Index figures from Lipper Analytical Services, Inc., Russell 2000 Index figures from Frank Russell and Company and all other figures from First Investors Management Company, Inc.


Cumulative Performance Information
FIRST INVESTORS LIFE SERIES FUND -- GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Government Fund and the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

	GOVERNMENT FUND	SALOMON MORTGAGE	SALOMON GOVERNMENT
JAN-92           9,300          10,000               10,000
DEC-92          10,213          10,848               10,893
DEC-93          10,865          11,611               12,056
DEC-94          10,419          11,445               11,650
DEC-95          12,048          13,364               13,794
DEC-96          12,480          14,080               14,200

**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996
                         Average Annual Total Return*
                         N.A.V. Only     S.E.C. Standardized
One Year                 3.59%                  (3.65)%
Since Inception
(1/7/92)                 6.07%                   4.54%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Life Series Fund -- Government Fund beginning 1/7/92 (inception date) with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index. The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes. The Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Indices is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (4.07)% and 4.09%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.


Cumulative Performance Information
FIRST INVESTORS LIFE SERIES FUND -- GROWTH FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Growth Fund and the Standard & Poor's 500
Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

             LIFE GROWTH      S & P 500
NOV 87           9,300          10,000
DEC 87           9,321          10,729
DEC 88          10,037          12,498
DEC 89          12,446          16,640
DEC 90          12,074          16,587
DEC 91          16,262          20,661
DEC 92          17,852          22,103
DEC 93          18,923          24,224
DEC 94          18,379          24,535
DEC 95          22,995          34,568
DEC 96          28,618          42,505

**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996
                         Average Annual Total Return*
                         N.A.V. Only     S.E.C. Standardized
One Year                  24.45%                15.74%
Five Years                11.97%                10.35%
Since Inception
(11/9/87)                 13.07%                12.18%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Life Series Fund -- Growth Fund beginning 11/9/87 (inception date) with a theoretical investment in the S&P 500 Index. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 9.71% and 10.01%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. S&P 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.


Cumulative Performance Information
FIRST INVESTORS LIFE SERIES FUND -- HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- High Yield Fund and the First Boston High Yield Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

       LIFE HIGH YIELD   FIRST BOSTON
NOV 87       9,300          10,000
DEC 87       9,300          10,643
DEC 88      10,753          12,096
DEC 89      10,564          12,143
DEC 90       9,828          11,368
DEC 91      13,155          16,342
DEC 92      14,898          19,057
DEC 93      17,603          22,661
DEC 94      17,327          22,441
DEC 95      20,762          26,341
DEC 96      23,370          29,613

**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996
                         Average Annual Total Return*
                         N.A.V. Only     S.E.C. Standardized
One Year                  12.56%         4.69%
Five Years                12.18%        10.57%
Since Inception
(11/9/87)                 10.59%         9.72%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Life Series Fund -- High Yield Fund beginning 11/9/87 (inception date) with a theoretical investment in the First Boston High Yield Index. The First Boston High Yield Index is designed to measure the performance of the high yield bond market. The Index consists of 852 different issues, 706 of which are cash pay, 127 of which are zero-coupon, 9 of which are step bonds, 1 of which is a payment-in-kind bond and the remaining 9 of which are in default. The bonds included in the Index have an average life of
7.8 years, an average maturity of 7.8 years, an average duration of 4.2 years and an average coupon of 10.6%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 10.49% and 9.42%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The unusually high current yields offered reflect the substantial risks associated with investments in high yield bonds. The issuers of the bonds pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. First Boston High Yield Index figures from CS First Boston and all other figures from First Investors Management Company, Inc.


Cumulative Performance Information
FIRST INVESTORS LIFE SERIES FUND -- INTERNATIONAL SECURITIES FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- International Securities Fund and the Morgan Stanley World Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

         INTERNATIONAL SECURITIES FUND     MORGAN WORLD
APR 1990            9,300                    10,000
DEC 1990            9,647                     9,873
DEC 1991           11,060                    11,746
DEC 1992           10,987                    11,200
DEC 1993           13,423                    13,791
DEC 1994           13,249                    14,563
DEC 1995           15,727                    17,665
DEC 1996           18,123                    20,138

**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996
                         Average Annual Total Return*
                         N.A.V. Only     S.E.C. Standardized
One Year                  15.23%                7.19%
Five Years                10.29%                8.71%
Since Inception
(4/16/90)                 10.44%                9.26%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Life Series Fund -- International Securities Fund beginning 4/16/90 (inception date) with a theoretical investment in the Morgan Stanley World Index. The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The Index consists of approximately 60% of the aggregate market value of the covered stock exchanges. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 8.48% and 8.92%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Morgan Stanley World Index figures from Morgan Stanley & Co. Incorporated and all other figures from First Investors Management Company, Inc.


Cumulative Performance Information
FIRST INVESTORS LIFE SERIES FUND -- INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Investment Grade Fund and the Lehman Brothers Corporate Bond Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

          LIFE INVESTMENT GRADE          LEHMAN
JAN 92           9,300                   10,000
DEC 92          10,120                   10,869
DEC 93          11,215                   12,190
DEC 94          10,819                   11,711
DEC 95          12,949                   14,317
DEC 96          13,317                   14,787

**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996
                         Average Annual Total Return*
                         N.A.V. Only     S.E.C. Standardized
One Year                 2.84%                 (4.34)%
Since Inception
(1/7/92)                 7.46%                  5.91%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Life Series Fund -- Investment Grade Fund beginning 1/7/92 (inception date) with a theoretical investment in the Lehman Brothers Corporate Bond Index. The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, S.E.C.-registered corporate debt. All issues have at least one year to maturity and an outstanding par value of at least $100 million. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (4.63)% and 5.28%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Corporate Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Cumulative Performance Information
FIRST INVESTORS LIFE SERIES FUND -- TARGET MATURITY 2007 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Target Maturity 2007 Fund and the Salomon Brothers Government Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

         FIRST INVESTORS         SALOMON
                    2007      GOVERNMENT
APR 1995           9,300          10,000
DEC 1995          11,405          11,162
DEC 1996          11,159          11,490

**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996
                         Average Annual Total Return*
                         N.A.V. Only     S.E.C. Standardized
One Year                 (2.16)%        (8.99)%
Since Inception
(4/26/95)                11.40%          6.72%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Life Series Fund -- Target Maturity 2007 Fund beginning 4/26/95 (inception date) with a theoretical investment in the Salomon Brothers Government Index. The Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (9.10)% and 6.58%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.


Cumulative Performance Information
FIRST INVESTORS LIFE SERIES FUND -- TARGET MATURITY 2010 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Target Maturity 2010 Fund and the Salomon Brothers Government Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

         FIRST INVESTORS         SALOMON
                    2010      GOVERNMENT
Apr-1996           9,300          10,000
Dec-1996          10,381          10,596

**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996
                         Average Annual Total Return*
                         N.A.V. Only     S.E.C. Standardized
Since Inception
(4/30/96)                 11.60%         3.79%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Life Series Fund -- Target Maturity 2010 Fund beginning 4/30/96 (inception date) with a theoretical investment in the Salomon Brothers Government Index. The Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return Since Inception would have been 3.70%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.


Cumulative Performance Information
FIRST INVESTORS LIFE SERIES FUND -- UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Utilities Income Fund and the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

        LIFE UTILITIES     S & P 500     S & P UTILITIES
Nov-93           9,300        10,000              10,000
Dec-93           9,247        10,121               9,906
Dec-94           8,577        10,251               8,617
Dec-95          11,172        14,443              11,815
Dec-96          12,242        17,759              12,133

**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996
                         Average Annual Total Return*
                         N.A.V. Only     S.E.C. Standardized
One Year                  9.57%                 1.93%
Since Inception
(11/15/93)                9.17%                 6.68%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Life Series Fund -- Utilities Income Fund beginning 11/15/93 (inception date) with theoretical investments in the S&P 500 Index and the S&P Utilities Index. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The S&P Utilities Index is a capitalization-weighted index of 46 stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been 1.65% and 6.47%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. S&P 500 Index and S&P Utilities Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
                                                                                                      $10,000 of
    Shares      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                COMMON STOCKS--91.5%
                Basic Materials--5.1%
     6,400     *Alumax, Inc.                                                            $    213,600     $    21
     4,000      Aluminum Company of America                                                  255,000          25
    10,700      Barrick Gold Corporation                                                     307,625          31
     9,100      Cabot Corporation                                                            228,638          23
     5,850      Dow Chemical Company                                                         458,494          46
     7,900      Du Pont (E.I.) de Nemours & Company                                          745,562          74
     9,300      Freeport McMoRan Copper & Gold, Inc.--Class "B"                              277,837          28
     8,200      IMC Global, Inc.                                                             320,825          32
    12,400      International Paper Company                                                  500,650          50
     4,100      Mead Corporation                                                             238,312          24
    15,200      Monsanto Company                                                             590,900          59
     8,000      Morton International, Inc.                                                   326,000          33
     3,700      Nucor Corporation                                                            188,700          19
     1,400      Pioneer Hi-Bred International, Inc.                                           98,000          10
     4,800      Sigma-Aldrich Corporation                                                    299,700          30
----------------------------------------------------------------------------------------------------------------
                                                                                           5,049,843         505
----------------------------------------------------------------------------------------------------------------
                Capital Goods--11.5%
     6,900      AlliedSignal, Inc.                                                           462,300          46
    13,200      Avery Dennison Corporation                                                   466,950          47
     6,000      Boeing Company                                                               638,250          64
     6,700      Caterpillar, Inc.                                                            504,175          50
    12,700      Corning, Inc.                                                                587,375          59
     5,300      Cummins Engine Company, Inc.                                                 243,800          24
     3,200      Emerson Electric Company                                                     309,600          31
    19,600      General Electric Company                                                   1,937,950         194
    11,800      General Signal Corporation                                                   504,450          50
     9,000      Harnischfeger Industries, Inc.                                               433,125          43
     7,300      Ingersoll-Rand Company                                                       324,850          32
     5,300      Johnson Controls, Inc.                                                       439,237          44
     8,300      Kennametal, Inc.                                                             322,662          32
    19,200      Laidlaw, Inc.--Class "B"                                                     220,800          22
     3,400      Lockheed Martin Corporation                                                  311,100          31
     6,300      Minnesota Mining & Manufacturing Company                                     522,112          52
    17,000     *Philip Environmental, Inc.                                                   246,500          25
     3,500      Raychem Corporation                                                          280,438          28
     4,100      Textron, Inc.                                                                386,425          39
     6,800      Thomas & Betts Corporation                                                   301,750          30
    10,350      Tyco International, Ltd.                                                     547,256          55
     9,400      United Technologies Corporation                                              620,400          62
    17,900     *USA Waste Services, Inc.                                                     570,563          57
     9,100      WMX Technologies, Inc.                                                       296,888          30
----------------------------------------------------------------------------------------------------------------
                                                                                          11,478,956       1,147
----------------------------------------------------------------------------------------------------------------
                Communication Services--2.1%
     9,400     *Airtouch Communications, Inc.                                                237,350          24
     9,100      BellSouth Corporation                                                        367,412          37
    14,000      GTE Corporation                                                              637,000          63
    10,300      MCI Communications Corporation                                               336,681          34
     5,100      SBC Communications, Inc.                                                     263,925          26
     5,300      Sprint Corporation                                                           211,338          21
----------------------------------------------------------------------------------------------------------------
                                                                                           2,053,706         205
----------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals--9.9%
    10,100      Adidas AG (GDR) (Note 4)                                                     435,821          44
    10,800      Chrysler Corporation                                                         356,400          36
     5,100      Danaher Corporation                                                          237,787          24
     5,550      Eastman Kodak Company                                                        445,387          44
    25,300     *Federated Department Stores, Inc.                                            863,363          86
    10,400      General Motors Corporation                                                   579,800          58
     5,300      Goodyear Tire & Rubber Company                                               272,287          27
     7,000      Hasbro, Inc.                                                                 272,125          27
    14,700      Hilton Hotels Corporation                                                    384,038          38
    12,500      Home Depot, Inc.                                                             626,563          63
    25,000     *Host Marriott Corporation                                                    400,000          40
    19,800     *Lear Corporation                                                             675,675          67
     7,750      Masco Corporation                                                            279,000          28
     6,000      McGraw-Hill Companies, Inc.                                                  276,750          28
     8,000      Nike, Inc.                                                                   478,000          48
    17,900      Ogden Corporation                                                            335,625          33
    13,100     *Price/Costco, Inc.                                                           329,137          33
     5,500      Sears, Roebuck and Company                                                   253,688          25
    17,600     *Staples, Inc.                                                                317,900          32
    41,600     *Steiner Leisure, Ltd.                                                        837,200          84
     9,400      Tribune Company                                                              741,425          74
    23,900      Wal-Mart Stores, Inc.                                                        546,713          55
----------------------------------------------------------------------------------------------------------------
                                                                                           9,944,684         994
----------------------------------------------------------------------------------------------------------------
                Consumer Staples--12.6%
    15,600      Anheuser-Busch Companies, Inc.                                               624,000          62
    25,000      Coca-Cola Company                                                          1,315,625         131
     6,100      CPC International, Inc.                                                      472,750          47
     8,000      Dole Food Company                                                            271,000          27
     4,200      General Mills, Inc.                                                          266,175          27
    16,500      Gillette Company                                                           1,282,875         128
    10,350      Heinz (H.J.) Company                                                         370,012          37
    20,250     *Infinity Broadcasting Corporation--Class "A"                                 680,906          68
     6,100      Kimberly-Clark Corporation                                                   581,025          58
     6,200     *Kroger Company                                                               288,300          29
    41,800      PepsiCo, Inc.                                                              1,222,650         122
    11,800      Procter & Gamble Company                                                   1,268,500         127
    11,800      Sysco Corporation                                                            384,975          39
    11,025     *Tele-Communications, Inc. Liberty Media Group--Class "A"                     314,902          32
     5,600      Time Warner, Inc.                                                            210,000          21
     4,000      Unilever N.V.                                                                701,000          70
     5,200     *Viacom, Inc.--Class "B"                                                      181,350          18
     6,800     *Vons Companies, Inc.                                                         407,150          41
     5,300      Walgreen Company                                                             212,000          21
    17,000      Walt Disney Company                                                        1,183,625         118
    10,400      Wendy's International, Inc.                                                  213,200          21
     7,800      Whitman Corporation                                                          178,425          18
----------------------------------------------------------------------------------------------------------------
                                                                                          12,630,445       1,262
----------------------------------------------------------------------------------------------------------------
                Energy--7.0%
     7,400      Amoco Corporation                                                            595,700          60
    11,000      Baker Hughes, Inc.                                                           379,500          38
     2,700      Burlington Resources, Inc.                                                   136,012          14
     6,300      Dresser Industries, Inc.                                                     195,300          20
    14,000      Exxon Corporation                                                          1,372,000         137
     3,400      Halliburton Company                                                          204,850          20
     4,800      Kerr-McGee Corporation                                                       345,600          35
     7,400      Mobil Corporation                                                            904,650          90
     8,100      Royal Dutch Petroleum Company                                              1,383,075         138
     5,900      Schlumberger, Ltd.                                                           589,263          59
     3,700      Texaco, Inc.                                                                 363,063          36
     5,166      Union Pacific Resources Group, Inc.                                          151,105          15
     9,200      Unocal Corporation                                                           373,750          37
----------------------------------------------------------------------------------------------------------------
                                                                                           6,993,868         699
----------------------------------------------------------------------------------------------------------------
                Financial--13.5%
     7,800      Allstate Corporation                                                         451,425          45
     9,300      American Express Company                                                     525,450          52
     8,900      American International Group, Inc.                                           963,425          96
     8,200      Bank of Boston Corporation                                                   526,850          53
     6,800      BankAmerica Corporation                                                      678,300          68
    12,300      Charles Schwab Corporation                                                   393,600          39
    14,100      Chase Manhattan Corporation                                                1,258,425         126
     9,500      Citicorp                                                                     978,500          98
     8,100      Dean Witter Discover and Company                                             536,625          54
    26,200      Federal National Mortgage Association                                        975,950          97
     3,200      Fifth Third Bancorp                                                          201,000          20
    10,100      First Union Corporation                                                      747,400          75
     1,500      General Re Corporation                                                       236,625          24
     5,400      ITT Hartford Group, Inc.                                                     364,500          36
     9,100      Marshall & Ilsley Corporation                                                315,087          31
     4,200      Merrill Lynch & Company, Inc.                                                342,300          34
    11,000      National City Corporation                                                    493,625          49
     6,300      NationsBank Corporation                                                      615,825          62
    14,400      Norwest Corporation                                                          626,400          63
     9,200      Salomon, Inc.                                                                433,550          43
     5,600      Student Loan Marketing Association                                           521,500          52
    16,600      The Money Store, Inc.                                                        458,575          46
     5,900      Torchmark Corporation                                                        297,950          30
    28,700      USF&G Corporation                                                            599,113          60
----------------------------------------------------------------------------------------------------------------
                                                                                          13,542,000       1,353
----------------------------------------------------------------------------------------------------------------
                Health Care/Miscellaneous--9.7%
    12,900      Abbott Laboratories                                                          654,675          65
    10,400      American Home Products Corporation                                           609,700          61
     4,300     *Amgen, Inc.                                                                  233,813          23
     5,800      Baxter International, Inc.                                                   237,800          24
     9,300      Becton Dickinson & Company                                                   403,388          40
    10,600     *Biogen, Inc.                                                                 410,750          41
     8,600      Bristol-Myers Squibb Company                                                 935,250          93
    32,200     *Cardiovascular Dynamics, Inc.                                                418,600          42
     9,750      Columbia/HCA Healthcare Corporation                                          397,312          40
    13,300      Eli Lilly & Company                                                          970,900          97
     4,000      Guidant Corporation                                                          228,000          23
    19,500      Johnson & Johnson                                                            970,125          97
    12,600      Merck & Company, Inc.                                                        998,550         100
    18,800      Pharmacia & Upjohn, Inc.                                                     744,950          74
     4,400      SmithKline Beecham PLC                                                       299,200          30
     8,600      St. Jude Medical, Inc.                                                       366,575          37
     9,200     *Tenet Healthcare Corporation                                                 201,250          20
     8,400      Warner-Lambert Company                                                       630,000          63
----------------------------------------------------------------------------------------------------------------
                                                                                           9,710,838         970
----------------------------------------------------------------------------------------------------------------
                Technology--15.4%
    15,600     *Adaptec, Inc.                                                                624,000          62
     7,900     *Andrew Corporation                                                           419,194          42
     4,400     *Cascade Communications Corporation                                           242,550          24
    13,600     *Cisco Systems, Inc.                                                          865,300          87
     3,350      Computer Associates International, Inc.                                      166,663          17
    11,800     *Dell Computer Corporation                                                    626,875          63
    20,500      Ericsson (L.M.) Telephone Co. (ADR)--Class "B"                               618,844          62
    17,200     *ESS Technology, Inc.                                                         483,750          48
    17,400      First Data Corporation                                                       635,100          64
     5,900      Grainger (W.W.), Inc.                                                        473,475          47
    16,000      Hewlett-Packard Company                                                      804,000          80
    16,400     *Informix Corporation                                                         334,150          34
    12,000      Intel Corporation                                                          1,571,250         157
     4,600      International Business Machines Corporation                                  694,600          70
    22,100     *Loral Space & Communications                                                 406,088          41
     7,900     *LSI Logic Corporation                                                        211,325          21
    10,200      Lucent Technologies, Inc.                                                    471,750          47
    17,600     *Microsoft Corporation                                                      1,454,200         145
    13,900      Motorola, Inc.                                                               853,112          85
    11,500      Nokia Corporation (ADR)--Class "A"                                           662,687          66
     8,475     *Oracle Corporation                                                           353,831          35
     7,500      Raytheon Company                                                             360,938          36
    16,200     *Sterling Commerce, Inc.                                                      571,050          57
    18,200     *Sun Microsystems, Inc.                                                       467,512          47
    27,800     *SystemSoft Corporation                                                       413,525          41
    10,100      Texas Instruments, Inc.                                                      643,875          64
----------------------------------------------------------------------------------------------------------------
                                                                                          15,429,644       1,542
----------------------------------------------------------------------------------------------------------------
                Transportation--1.2%
     2,800     *AMR Corporation                                                              246,750          25
     2,400      Burlington Northern Santa Fe                                                 207,300          21
    13,500      Ryder System, Inc.                                                           379,688          38
     6,100      Union Pacific Corporation                                                    366,762          36
----------------------------------------------------------------------------------------------------------------
                                                                                           1,200,500         120
----------------------------------------------------------------------------------------------------------------
                Utilities--3.5%
     9,000      Carolina Power & Light Company                                               328,500          33
    15,700      CINergy Corporation                                                          523,988          52
    10,900      Duke Power Company                                                           504,125          50
    10,600      Enron Corporation                                                            457,125          46
    13,100      FPL Group, Inc.                                                              602,600          60
    10,200      PacifiCorp                                                                   209,100          21
     8,000      Sonat, Inc.                                                                  412,000          41
    11,000      Texas Utilities Company                                                      448,250          45
----------------------------------------------------------------------------------------------------------------
                                                                                           3,485,688         348
----------------------------------------------------------------------------------------------------------------
                Total Value of Common Stocks (cost $68,583,959)                           91,520,172       9,145
----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                                            $10,000 of
    Amount      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                SHORT-TERM CORPORATE NOTES--.9%
      $500 M    J.P. Morgan & Company, Inc., 5.36%, 1/6/97                                   499,628          50
       400 M    Texaco, Inc., 5.52%, 1/13/97                                                 399,264          40
----------------------------------------------------------------------------------------------------------------
                Total Value of Short-Term Corporate Notes (cost $898,892)                    898,892          90
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $69,482,851)                                 92.4%       92,419,064       9,235
Other Assets, Less Liabilities                                                 7.6         7,658,964         765
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                   100.0%     $100,078,028     $10,000
================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE CASH MANAGEMENT FUND
December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                  Interest                  $10,000 of
    Amount      Security                                                        Rate*          Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                SHORT-TERM CORPORATE NOTES--90.0%
      $180 M    Alabama Power Company, 2/4/97                                  5.32%     $   179,096     $   417
       100 M    Associated Corporation of North America, 2/13/97               5.11          100,235         233
       180 M    Avnet, Inc., 2/7/97                                            5.33          179,014         417
       180 M    Baltimore Gas and Electric Company, 1/9/97                     5.93          179,763         418
       190 M    Bellsouth Telecommunications, 2/14/97                          5.32          188,764         439
       180 M    Clorox Company, 3/14/97                                        5.30          178,092         415
       150 M    Coca Cola Company, 2/28/97                                     5.30          148,719         346
       180 M    Du Pont (E.I.) de Nemours & Company,  2/14/97                  5.26          178,843         416
       175 M    Engelhard Corporation, 1/15/97                                 5.33          174,637         407
       100 M    Ford Motor Credit Company, 1/14/97                             5.80           99,791         232
        60 M    Ford Motor Credit Company, 1/17/97                             5.32           59,858         139
       175 M    General Electric Capital Corporation, 1/7/97                   5.31          174,845         407
       100 M    HJ Heinz Company, 1/27/97                                      5.45           99,606         232
       196 M    Idaho Power Company, 1/16/97                                   6.15          195,498         455
       130 M    Laclede Gas Company, 1/13/97                                   6.05          129,738         302
       100 M    Merck & Company, Inc., 1/15/97                                 5.69          102,433         238
       175 M    Michigan Consolidated Gas Company, 1/7/97                      5.44          174,841         407
       150 M    National Rural Utilities Cooperative, 1/22/97                  5.31          149,536         348
       175 M    Paccar Finance Corporation, 2/28/97                            5.30          173,506         404
       200 M    Pepsico, Inc., 1/31/97                                         5.50          199,083         463
       150 M    Pitney Bowes Credit Company, 1/6/97                            5.56          149,885         349
       180 M    Schering Corporation, 6/17/97                                  5.25          175,616         409
       150 M    Texaco, Inc., 1/24/97                                          5.64          149,460         348
       150 M    USAA Capital Corporation, 2/10/97                              5.28          149,133         347
       180 M    Walt Disney Company, 3/21/97                                   5.28          177,914         414
----------------------------------------------------------------------------------------------------------------
                Total Value of Short-Term Corporate Notes (cost $3,867,906)                3,867,906       9,002
----------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCIES--10.5%
        50 M    Federal Home Loan Bank, 2/10/97                                5.60           50,781         118
       100 M    Federal Home Loan Bank, 7/24/97                                5.56          102,312         238
       120 M    Federal Home Loan Mortgage Corporation, 1/15/97                5.50          122,871         286
       175 M    Federal National Mortgage Association, 2/13/97                 5.45          176,459         411
----------------------------------------------------------------------------------------------------------------
                Total Value of U.S. Government Agencies (cost $452,423)                      452,423       1,053
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $4,320,329)                                  100.5%       4,320,329      10,055
Excess of Liabilities Over Other Assets                                         (.5)         (23,797)        (55)
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                    100.0%      $4,296,532     $10,000
================================================================================================================

* The interest rate shown is the effective rate at the time of purchase.

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
                                                                                                      $10,000 of
    Shares      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                COMMON STOCKS--92.2%
                Basic Materials--1.2%
     8,700     *Alyn Corporation                                                         $    94,613     $    13
    31,000     *Repap Enterprises, Inc.                                                       86,220          12
     9,300      Schulman (A.), Inc.                                                          227,850          32
    29,500      Stone Container Corporation                                                  438,813          62
----------------------------------------------------------------------------------------------------------------
                                                                                             847,496         119
----------------------------------------------------------------------------------------------------------------
                Capital Goods--8.8%
    28,700      AGCO Corporation                                                             821,537         116
    18,700     *American Buildings Company                                                   446,462          63
    17,700     *American Residential Services, Inc.                                          480,112          68
    14,600      Columbus McKinnon Corporation                                                228,126          32
    16,800      Corning, Inc.                                                                777,000         110
    17,700     *Jacobs Engineering Group, Inc.                                               418,163          59
     8,700      Millipore Corporation                                                        359,963          51
    23,500     *Philip Environmental, Inc.                                                   340,750          48
     6,800      Raychem Corporation                                                          544,850          77
    26,600      Reynolds & Reynolds Company                                                  691,600          98
    48,600     *Superior Services, Inc.                                                      990,225         140
    10,300      Titan Wheel International, Inc.                                              131,325          19
----------------------------------------------------------------------------------------------------------------
                                                                                           6,230,113         881
----------------------------------------------------------------------------------------------------------------
                Communication Services--2.2%
    36,800      ECI Telecommunications Limited Designs                                       782,000         110
     7,300     *Intermedia Communications, Inc.                                              187,975          27
    12,400     *Octel Communications Corporation                                             217,000          31
    72,600     *USCI, Inc.                                                                   390,225          55
----------------------------------------------------------------------------------------------------------------
                                                                                           1,577,200         223
----------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals--13.2%
    17,700      Adidas AG (GDR) (Note 4)                                                     763,766         108
    21,100     *Bell Sports Corporation                                                      126,600          18
    22,100     *BMC West Corporation                                                         270,725          38
    14,600     *Checkfree Corporation                                                        250,025          35
     3,500     *Copart, Inc.                                                                  45,937           6
    27,275     *CUC International, Inc.                                                      647,783          91
    21,600      Equifax, Inc.                                                                661,500          93
    11,000     *Federated Department Stores, Inc.                                            375,375          53
    14,700     *Franklin Electronic Publishers, Inc.                                         178,237          25
    28,100     *Friedman's, Inc.                                                             414,475          58
     8,900     *Hibbett Sporting Goods, Inc.                                                 129,050          18
    13,600      LA Quinta Inns, Inc.                                                         260,100          37
    47,300     *Lithia Motors, Inc.                                                          526,212          74
    22,000      Oakwood Homes Corporation                                                    503,250          71
    20,500     *OfficeMax, Inc.                                                              217,812          31
    36,800      Ogden Corporation                                                            690,000          97
    20,500     *PIA Merchandising Services, Inc.                                             215,250          30
     8,100     *Saks Holdings, Inc.                                                          218,700          31
    11,200     *Scientific Games Holdings Corporation                                        299,600          42
    24,700     *Silicon Gaming, Inc.                                                         398,287          56
    11,600      TJ International, Inc.                                                       269,700          38
    29,600     *Travis Boats & Motors, Inc.                                                  381,100          54
    31,000     *U.S. Office Products Company                                               1,057,875         149
    14,800     *Vans, Inc.                                                                   185,000          26
    14,500     *Wet Seal, Inc.                                                               309,938          44
----------------------------------------------------------------------------------------------------------------
                                                                                           9,396,297       1,323
----------------------------------------------------------------------------------------------------------------
                Consumer Staples--9.8%
     7,200     *American Radio Systems Corporation                                           196,200          28
    21,700     *Buffets, Inc.                                                                198,012          28
     7,800      Cardinal Health, Inc.                                                        454,350          64
    24,900     *Cinar Films, Inc.--Class "B"                                                 647,400          91
     8,700     *Evergreen Media Corporation--Class "A"                                       217,500          31
    12,600      First Brands Corporation                                                     357,525          50
    15,400      Gaylord Entertainment Company--Class "A"                                     352,275          50
    13,500     *Outback Steakhouse, Inc.                                                     361,125          51
    14,500     *Quality Dining, Inc.                                                         259,187          37
    24,550      Richfood Holdings, Inc.                                                      595,337          84
    21,400      Rite Aid Corporation                                                         850,650         120
    19,200      Rival Company                                                                477,600          67
    36,900     *Steiner Leisure, Ltd.                                                        742,613         105
    25,800     *Tele-Communications, Inc., Liberty Media Group--Class "A"                    736,913         104
    13,400     *Viacom, Inc.--Class "B"                                                      467,325          66
----------------------------------------------------------------------------------------------------------------
                                                                                           6,914,012         976
----------------------------------------------------------------------------------------------------------------
                Energy--2.3%
     5,900     *Falcon Drilling Company, Inc.                                                231,575          33
    13,700     *Input/Output, Inc.                                                           253,450          36
    37,500      PacifiCorp                                                                   768,750         108
     7,200     *Trico Marine Services, Inc.                                                  345,600          49
----------------------------------------------------------------------------------------------------------------
                                                                                           1,599,375         226
----------------------------------------------------------------------------------------------------------------
                Financial--10.9%
     7,100      Aames Financial Corporation                                                  254,713          36
    36,800      Ambassador Apartments, Inc.                                                  869,400         123
    17,000     *Cal Fed Bancorp, Inc.                                                        416,500          59
    16,049      Conseco, Inc.                                                              1,023,123         144
    27,600     *Glendale Federal Bank FSB                                                    641,700          91
    37,100     *Imperial Credit Industries, Inc.                                             779,100         110
    21,700      Independent Bank Corporation                                                 227,850          32
    29,500      Innkeepers USA Trust                                                         409,314          58
    22,100      Integon Corporation                                                          392,275          55
     6,500      Mark Twain Bancshares, Inc.                                                  316,875          45
     5,900      Mercantile Bancorporation                                                    303,114          43
    27,000     *NHP, Inc.                                                                    418,500          59
     6,500      Redwood Trust, Inc.                                                          242,125          34
    18,050      Reliance Group Holdings, Inc.                                                164,706          23
    11,600      The Money Store, Inc.                                                        320,450          45
    23,450      Titan Holdings, Inc.                                                         386,925          55
    11,800      USF&G Corporation                                                            246,325          35
    26,600      Willis Corroon Group PLC (ADR)                                               305,900          43
----------------------------------------------------------------------------------------------------------------
                                                                                           7,718,895       1,090
----------------------------------------------------------------------------------------------------------------
                Healthcare/Miscellaneous--13.1%
    22,400     *Atrix Laboratories, Inc.                                                     240,800          34
     8,700     *Cardiovascular Dynamics, Inc.                                                113,100          16
    20,700     *CIMA Labs, Inc.                                                              126,787          18
    14,600     *Coventry Corporation                                                         135,278          19
    11,400      Dentsply International, Inc.                                                 541,500          76
     8,800     *EndoSonics Corporation                                                       134,200          19
    35,800     *Ethical Holdings PLC (ADR)                                                   208,088          29
    15,500      Fisher Scientific International                                              730,437         103
     7,300     *FPA Medical Management, Inc.                                                 163,337          23
    13,700     *Genesis Health Ventures, Inc.                                                426,412          60
     5,700      HBO & Company                                                                338,437          48
     7,200     *HCIA, Inc.                                                                   248,400          35
    15,850     *Health Care and Retirement Corporation                                       453,706          64
    29,700     *Health Systems Design Corporation                                            263,587          37
     7,300     *HeathCare Financial Partners, Inc.                                            93,075          13
    26,600     *Kensey Nash Corporation                                                      399,000          56
    14,900     *Ligand Pharmaceuticals--Class "B"                                            221,637          31
    12,700     *Living Centers of America, Inc.                                              352,425          50
    11,700     *Pediatric Services of America, Inc.                                          226,687          32
    19,800     *Perrigo Company                                                              180,675          25
    23,300     *Physician Support Systems, Inc.                                              448,525          63
    11,600     *Physicians Resource Group, Inc.                                              205,900          29
    10,400     *RoTech Medical Corporation                                                   218,400          31
     7,300     *Rural/Metro Corporation                                                      262,800          37
    13,800     *St. Jude Medical, Inc.                                                       588,225          83
    19,200     *Sunquest Information Systems, Inc.                                           273,600          39
     8,800      Teva Pharmaceutical Industries, Ltd. (ADR)                                   442,200          62
    45,200     *VidaMed, Inc.                                                                581,950          82
    15,100     *Watson Pharmaceuticals, Inc.                                                 678,556          96
----------------------------------------------------------------------------------------------------------------
                                                                                           9,297,724       1,310
----------------------------------------------------------------------------------------------------------------
                Technology--29.0%
    22,400     *ACE*COMM Corporation                                                         336,000          47
    24,900     *Adaptec, Inc.                                                                996,000         140
     9,500     *Adtran, Inc.                                                                 394,250          56
     5,400     *Altera Corporation                                                           392,514          55
    18,500     *Analog Devices, Inc.                                                         626,687          88
    29,700     *Applied Microsystems Corporation                                             393,525          56
    13,600     *Atmel Corporation                                                            450,500          64
    29,000      AVX Corporation                                                              623,500          88
    14,300     *BISYS Group, Inc.                                                            529,993          75
     6,400     *Cascade Communications Corporation                                           352,800          50
     4,200     *Checkpoint Systems, Inc.                                                     103,950          15
    11,600     *CHS Electronics, Inc.                                                        198,650          28
     7,600     *Cisco Systems, Inc.                                                          483,550          68
    10,775      Computer Associates International, Inc.                                      536,056          76
    12,200     *Control Data Systems, Inc.                                                   268,400          38
    14,700     *Credence Systems Corporation                                                 295,837          42
    15,100     *Cylink Corporation                                                           196,300          28
    10,200     *Elexsys International, Inc.                                                  202,725          29
    26,300     *EMC Corporation                                                              871,188         123
    37,100      Ericsson (L.M.) Telephone Company (ADR)--Class "B"                         1,119,956         158
    29,200     *ESS Technology, Inc.                                                         821,250         116
     2,900     *Etec Systems, Inc.                                                           110,925          16
     7,300     *Flextronics International, Ltd.                                              202,575          29
     9,000     *Informix Corporation                                                         183,375          26
    14,800     *Innotech, Inc.                                                               114,700          16
     3,200      Intel Corporation                                                            419,000          59
    13,400     *Interlink Computer Sciences, Inc.                                            224,450          32
    26,200     *Kent Electronics                                                             674,650          95
    19,100     *LSI Logic Corporation                                                        510,925          72
    14,400     *Metromedia International Group                                               142,200          20
    11,000     *Microsoft Corporation                                                        908,875         128
     8,500      Motorola, Inc.                                                               521,688          74
     7,200     *Network Appliance, Inc.                                                      366,300          52
    27,700     *Network General Corporation                                                  837,925         118
     6,300      Nokia Corporation (ADR)--Class "A"                                           363,037          51
     5,500     *Novellus Systems, Inc.                                                       298,033          42
    14,500     *Object Design, Inc.                                                          170,375          24
    12,625     *Oracle Corporation                                                           527,093          74
    11,600     *Quantum Corporation                                                          332,050          47
    25,200     *Saville Systems Ireland (ADR)                                              1,023,750         144
    11,500     *Sterling Commerce, Inc.                                                      405,375          57
    64,700     *SystemSoft Corporation                                                       962,413         136
     2,500     *U.S. Robotics Corporation                                                    180,000          25
    10,200     *Versant Object Technology Corporation                                        189,975          27
    13,100     *XcelleNet, Inc.                                                              211,237          30
     6,600     *3Com Corporation                                                             484,275          68
----------------------------------------------------------------------------------------------------------------
                                                                                          20,558,832       2,902
----------------------------------------------------------------------------------------------------------------
                Transportation--1.7%
    27,800      Interpool, Inc.                                                              649,825          92
     8,500     *Landstar System, Inc.                                                        197,625          28
    69,700      Transportacion Maritima Mexicana, S.A. de C.V. (ADR)                         365,925          52
----------------------------------------------------------------------------------------------------------------
                                                                                           1,213,375         172
----------------------------------------------------------------------------------------------------------------
                Total Value of Common Stocks (cost $54,640,517)                           65,353,319       9,222
----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                                            $10,000 of
    Amount      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                SHORT-TERM CORPORATE NOTES--.4%
      $300 M    Ford Motor Credit Company, 5.55%, 1/10/97 (cost $299,568)                    299,568          42
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $54,940,085)                                  92.6%      65,652,887       9,264
Other Assets, Less Liabilities                                                  7.4        5,246,123         736
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                    100.0%     $70,899,010     $10,000
================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE GOVERNMENT FUND
December 31, 1996
----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                                            $10,000 of
    Amount      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                MORTGAGE-BACKED CERTIFICATES--62.7%
    $1,306 M    Federal Home Loan Mortgage Corp., 7 1/2%, 5/1/2024                        $1,314,009     $ 1,456
                Federal National Mortgage Association:
       246 M    7%, 1/1/2026                                                                 241,511         268
       949 M    7%, 2/1/2026                                                                 930,549       1,031
       678 M    9%, 10/1/2020                                                                722,720         801
                Government National Mortgage Association I Program:
       111 M    11 1/2%, 10/15/2012                                                          126,622         140
       266 M    11 1/2%, 5/15/2015                                                           301,623         334
                Government National Mortgage Association II Program:
       685 M    8%, 8/20/2016                                                                705,211         781
       296 M    8%, 9/20/2016                                                                304,156         337
       959 M    9%, 12/20/2016                                                             1,017,081       1,127
----------------------------------------------------------------------------------------------------------------
                Total Value of Mortgage-Backed Certificates (cost $5,603,989)              5,663,482       6,275
----------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS--23.2%
     1,000 M    Federal National Mortgage Association, 8 1/2%, 2/1/2005                    1,051,970       1,166
     1,000 M    Student Loan Marketing Association, 7 1/2%, 3/8/2000                       1,037,766       1,150
----------------------------------------------------------------------------------------------------------------
                Total Value of U.S. Government Agency Obligations (cost $2,092,233)        2,089,736       2,316
----------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT OBLIGATIONS--5.6%
       500 M    U.S. Treasury Note, 6 1/2%, 10/15/2006 (cost $502,968)                       502,968         557
----------------------------------------------------------------------------------------------------------------
                SHORT-TERM CORPORATE NOTES--7.2%
       300 M    Ford Motor Credit Co., 6.10%, 1/6/97                                         299,746         332
       350 M    General Electric Capital Corp., 6.10%, 1/6/97                                349,704         388
----------------------------------------------------------------------------------------------------------------
                Total Value of Short-Term Corporate Notes (cost $649,450)                    649,450         720
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $8,848,640)                                    98.7%      8,905,636       9,868
Other Assets, Less Liabilities                                                   1.3         118,787         132
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                     100.0%     $9,024,423     $10,000
================================================================================================================

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE GROWTH FUND
December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
                                                                                                      $10,000 of
    Shares      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                COMMON STOCKS--97.1%
                Aerospace/Defense--2.2%
     9,200      Boeing Company                                                           $   978,650     $   124
    11,800      United Technologies Corporation                                              778,800          99
----------------------------------------------------------------------------------------------------------------
                                                                                           1,757,450         223
----------------------------------------------------------------------------------------------------------------
                Apparel/Textiles--.3%
     5,500     *Nine West Group, Inc.                                                        255,063          32
----------------------------------------------------------------------------------------------------------------
                Automotive--1.4%
    17,500      Ford Motor Company                                                           557,813          71
    10,900      Goodyear Tire & Rubber Company                                               559,987          71
----------------------------------------------------------------------------------------------------------------
                                                                                           1,117,800         142
----------------------------------------------------------------------------------------------------------------
                Banks--6.5%
     9,300      Associated Banc-Corp                                                         395,250          50
    12,000      Bancorp Hawaii, Inc.                                                         504,000          64
     6,900      Citicorp                                                                     710,700          90
     7,350      First Commercial Corporation                                                 272,869          35
    12,200      First Union Corporation                                                      902,800         115
    11,300      NationsBank Corporation                                                    1,104,575         140
    13,500      State Street Boston Corporation                                              870,750         110
     9,000      Wilmington Trust Corporation                                                 355,500          45
----------------------------------------------------------------------------------------------------------------
                                                                                           5,116,444         649
----------------------------------------------------------------------------------------------------------------
                Business Services--3.1%
     5,000      Avnet, Inc.                                                                  291,250          37
    24,000      Dames & Moore, Inc.                                                          351,000          45
    20,000      Foster Wheeler Corporation                                                   742,500          94
    15,000      G & K Services, Inc.--Class "A"                                              566,250          72
     1,800     *Ionics, Inc.                                                                  86,400          11
    20,500     *Metromail Corporation                                                        374,125          47
----------------------------------------------------------------------------------------------------------------
                                                                                           2,411,525         306
----------------------------------------------------------------------------------------------------------------
                Chemicals--3.3%
    10,600      Air Products and Chemicals, Inc.                                             732,725          93
     7,200      Dow Chemical Company                                                         564,300          72
    24,000      Engelhard Corporation                                                        459,000          58
    10,000      Minerals Technologies, Inc.                                                  410,000          52
    17,500      Schulman (A.), Inc.                                                          428,750          54
----------------------------------------------------------------------------------------------------------------
                                                                                           2,594,775         329
----------------------------------------------------------------------------------------------------------------
                Communications Equipment--3.7%
    12,800     *Cisco Systems, Inc.                                                          814,400         103
     8,000      General Motors Corporation--Class "H"                                        450,000          57
     7,584      Lucent Technology, Inc.                                                      350,760          45
    12,500      Nokia Corporation--Class "A" (ADR)                                           720,313          91
     7,500     *3Com Corporation                                                             550,313          70
----------------------------------------------------------------------------------------------------------------
                                                                                           2,885,786         366
----------------------------------------------------------------------------------------------------------------
                Computers & Office Equipment--2.9%
    12,000     *Adaptec, Inc.                                                                480,000          61
     6,500     *Compaq Computer Corporation                                                  482,625          61
    19,600      Hewlett-Packard Company                                                      984,900         125
     2,200      International Business Machines Corporation                                  332,200          42
----------------------------------------------------------------------------------------------------------------
                                                                                           2,279,725         289
----------------------------------------------------------------------------------------------------------------
                Drugs--6.0%
     9,000      Merck & Company, Inc.                                                        713,250          91
    11,300      Pfizer, Inc.                                                                 936,487         119
     8,500      Pharmacia & Upjohn, Inc.                                                     336,813          43
    15,000      Rhone-Poulenc Rorer Group, Inc.                                            1,171,875         148
    14,000      Warner-Lambert Company                                                     1,050,000         133
     6,700      Zeneca Group PLC (ADR)                                                       562,800          71
----------------------------------------------------------------------------------------------------------------
                                                                                           4,771,225         605
----------------------------------------------------------------------------------------------------------------
                Electrical Equipment--3.8%
    15,500      General Electric Company                                                   1,532,562         194
    20,000      Hubbell, Inc.--Class "B"                                                     865,000         110
    12,500     *Littlefuse, Inc.                                                             606,250          77
----------------------------------------------------------------------------------------------------------------
                                                                                           3,003,812         381
----------------------------------------------------------------------------------------------------------------
                Electronics--2.8%
    17,700      AMP, Inc.                                                                    679,237          86
    13,000      Dallas Semiconductor Corporation                                             299,000          38
     7,600      Intel Corporation                                                            995,125         126
     6,000     *Maxim Integrated Products, Inc.                                              259,500          33
----------------------------------------------------------------------------------------------------------------
                                                                                           2,232,862         283
----------------------------------------------------------------------------------------------------------------
                Energy Services--1.5%
    18,500     *Input/Output, Inc.                                                           342,250          43
     8,300      Schlumberger, Ltd.                                                           828,963         106
----------------------------------------------------------------------------------------------------------------
                                                                                           1,171,213         149
----------------------------------------------------------------------------------------------------------------
                Energy Sources--4.5%
    13,300      Amoco Corporation                                                          1,070,650         135
     2,500     *Barrett Resources Corporation                                                106,563          14
    15,000      Chevron Corporation                                                          975,000         123
     8,500      Exxon Corporation                                                            833,000         106
    18,469      Union Pacific Resources Group, Inc.                                          540,218          69
----------------------------------------------------------------------------------------------------------------
                                                                                           3,525,431         447
----------------------------------------------------------------------------------------------------------------
                Entertainment Products--.6%
     6,000      Harley-Davidson, Inc.                                                        282,000          36
    11,000     *Speedway Motorsports, Inc.                                                   231,000          29
----------------------------------------------------------------------------------------------------------------
                                                                                             513,000          65
----------------------------------------------------------------------------------------------------------------
                Financial Services--3.9%
    22,000      American Express Company                                                   1,243,000         158
    33,280      Fannie Mae                                                                 1,239,680         157
     9,900      Morgan Stanley Group, Inc.                                                   565,537          72
----------------------------------------------------------------------------------------------------------------
                                                                                           3,048,217         387
----------------------------------------------------------------------------------------------------------------
                Food/Beverage/Tobacco--3.5%
    11,000      General Mills, Inc.                                                          697,125          88
    17,400      PepsiCo, Inc.                                                                508,950          65
     5,600      Philip Morris Cos., Inc.                                                     630,700          80
    24,600      Sara Lee Corporation                                                         916,350         116
----------------------------------------------------------------------------------------------------------------
                                                                                           2,753,125         349
----------------------------------------------------------------------------------------------------------------
                Health Services--3.2%
    15,750      Columbia HCA/Healthcare Corporation                                          641,812          82
    13,500     *Living Centers of America, Inc.                                              374,625          48
     9,500      Shared Medical Systems Corporation                                           467,875          59
    22,000     *Tenet Healthcare Corporation                                                 481,250          61
    12,500      United Healthcare Corporation                                                562,500          71
----------------------------------------------------------------------------------------------------------------
                                                                                           2,528,062         321
----------------------------------------------------------------------------------------------------------------
                Household Products--3.0%
    12,700     *Bush Boake Allen, Inc.                                                       338,137          43
    10,000      Kimberly-Clark Corporation                                                   952,500         121
     9,900      Procter & Gamble Company                                                   1,064,250         135
----------------------------------------------------------------------------------------------------------------
                                                                                           2,354,887         299
----------------------------------------------------------------------------------------------------------------
                Housing--.4%
     6,600      Ethan Allen Interior, Inc.                                                   254,100          32
     4,400      Juno Lighting, Inc.                                                           70,400           9
----------------------------------------------------------------------------------------------------------------
                                                                                             324,500          41
----------------------------------------------------------------------------------------------------------------
                Insurance--5.6%
    10,000      Ace, Ltd.                                                                    601,250          76
    17,000      Allstate Corporation                                                         983,875         125
     8,175      American International Group, Inc.                                           884,944         112
    10,500      Frontier Insurance Group, Inc.                                               401,625          51
     5,500      Reinsurance Group                                                            259,187          33
    27,533      Travelers Group, Inc                                                       1,249,310         159
----------------------------------------------------------------------------------------------------------------
                                                                                           4,380,191         556
----------------------------------------------------------------------------------------------------------------
                Machinery & Manufacturing--3.8%
    11,000      Caterpillar, Inc.                                                            827,750         105
    10,000      Donaldson Company                                                            335,000          43
    11,300      Minnesota Mining & Manufacturing Company                                     936,487         118
     8,000     *MSC Industrial Direct Company, Inc.--Class "A"                               296,000          38
     6,000      Nordson Corporation                                                          382,500          49
    10,250     *Paxar Corporation                                                            176,813          22
----------------------------------------------------------------------------------------------------------------
                                                                                           2,954,550         375
----------------------------------------------------------------------------------------------------------------
                Media--3.9%
    21,000      ADVO, Inc.                                                                   294,000          37
    17,000      Cognizant Corporation                                                        561,000          71
    11,000      Gannett Company                                                              823,625         105
     3,000     *Scholastic Corporation                                                       201,750          26
    17,000     *US West Media Group                                                          314,500          40
    24,000     *Viacom, Inc.--Class "B"                                                      837,000         106
----------------------------------------------------------------------------------------------------------------
                                                                                           3,031,875         385
----------------------------------------------------------------------------------------------------------------
                Medical Products--2.5%
    18,000      Abbott Laboratories                                                          913,500         116
    17,000      Biomet, Inc.                                                                 257,125          33
    16,500      Life Technologies, Inc.                                                      412,500          52
    17,000     *Nellcor Puritan Bennett, Inc.                                                371,875          47
----------------------------------------------------------------------------------------------------------------
                                                                                           1,955,000         248
----------------------------------------------------------------------------------------------------------------
                Metals & Minerals--2.0%
     9,000      Aluminum Company of America                                                  573,750          73
    10,000      Phelps Dodge Corporation                                                     675,000          85
     9,000     *UCAR International, Inc.                                                     338,625          43
----------------------------------------------------------------------------------------------------------------
                                                                                           1,587,375         201
----------------------------------------------------------------------------------------------------------------
                Paper/Forest Products--1.9%
     8,000      Bemis Company, Inc.                                                          295,000          37
     9,000      Crown Cork & Seal Company, Inc.                                              489,375          62
    18,000      International Paper Company                                                  726,750          93
----------------------------------------------------------------------------------------------------------------
                                                                                           1,511,125         192
----------------------------------------------------------------------------------------------------------------
                Retail--6.0%
    24,000      Arbor Drugs, Inc.                                                            417,000          53
    15,500     *Barnes & Noble, Inc.                                                         418,500          53
     5,000     *Gymboree Corporation                                                         114,375          15
    15,000      Home Depot, Inc.                                                             751,875          95
    18,000      May Department Stores Company                                                841,500         107
    27,000     *OfficeMax, Inc.                                                              286,875          36
    19,000      Rite Aid Corporation                                                         755,250          96
    16,300     *Saks Holdings, Inc.                                                          440,100          56
    32,000      Wal-Mart Stores, Inc.                                                        732,000          93
----------------------------------------------------------------------------------------------------------------
                                                                                           4,757,475         604
----------------------------------------------------------------------------------------------------------------
                Software & Services--6.9%
    11,500     *American Management Systems, Inc.                                            281,750          36
    18,000      Automatic Data Processing, Inc.                                              771,750          98
    14,000      BGS Systems, Inc.                                                            383,250          49
     6,000     *BISYS Group, Inc.                                                            222,375          28
     7,800     *Computer Sciences Corporation                                                640,575          81
    10,500     *DST Systems, Inc.                                                            329,437          42
    13,200      First Data Corporation                                                       481,800          61
    10,400     *Microsoft Corporation                                                        859,300         109
    10,500     *Policy Management Systems Corporation                                        484,312          61
     9,000     *Sterling Commerce, Inc.                                                      317,250          40
    12,400     *Sterling Software, Inc.                                                      392,150          50
    19,000     *Systems & Computer Technology Corporation                                    304,000          39
----------------------------------------------------------------------------------------------------------------
                                                                                           5,467,949         694
----------------------------------------------------------------------------------------------------------------
                Telephone--3.0%
    19,700      A T & T Corp.                                                                822,475         104
    10,000      Century Telephone Enterprises                                                308,750          39
    24,000      SBC Communications, Inc.                                                   1,242,000         158
----------------------------------------------------------------------------------------------------------------
                                                                                           2,373,225         301
----------------------------------------------------------------------------------------------------------------
                Transportation--1.4%
    12,500      Air Express International Corporation                                        403,125          51
     8,500     *M.S. Carriers, Inc.                                                          136,000          17
    10,000      Union Pacific Corporation                                                    601,250          77
----------------------------------------------------------------------------------------------------------------
                                                                                           1,140,375         145
----------------------------------------------------------------------------------------------------------------
                Travel & Leisure--3.5%
     2,700     *Doubletree Corporation                                                       121,500          15
     5,900     *Landry's Seafood Restaurants, Inc.                                           126,113          16
    22,000      McDonald's Corporation                                                       995,500         127
    24,000     *Mirage Resorts, Inc.                                                         519,000          66
     9,500     *Quality Dining, Inc.                                                         169,813          22
    37,000      Southwest Airlines Company                                                   818,625         104
----------------------------------------------------------------------------------------------------------------
                                                                                           2,750,551         350
----------------------------------------------------------------------------------------------------------------
                Total Value of Common Stocks (cost $60,796,952)                           76,554,593       9,714
----------------------------------------------------------------------------------------------------------------
                REPURCHASE AGREEMENTS--2.5%
    $1,953 M    Swiss Bank, 6.70%, 1/02/97 (collateralized by U.S.Treasury
                Bonds, 5.125%, 4/30/98, valued at $1,998M) (cost $1,953,000)               1,953,000         248
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $62,749,952)                                  99.6%      78,507,593       9,962
Other Assets, Less Liabilities                                                   .4          298,717          38
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                    100.0%     $78,806,310     $10,000
================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                                            $10,000 of
    Amount      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS--83.6%
                Aerospace/Defense--2.9%
    $  500 M    Howmet Corp., 10%, 2003                                                  $   547,500     $   111
       850 M    K & F Industries, Inc., 10 3/8%, 2004                                        901,000         182
----------------------------------------------------------------------------------------------------------------
                                                                                           1,448,500         293
----------------------------------------------------------------------------------------------------------------
                Apparel/Textiles--1.3%
       600 M    Westpoint Stevens, Inc., 9 3/8%, 2005                                        616,500         125
----------------------------------------------------------------------------------------------------------------
                Automotive--4.8%
       700 M    Collins & Aikman Products Co., 11 1/2%, 2006                                 766,500         155
       800 M    SPX Corp., 11 3/4%, 2002                                                     898,000         182
       700 M    Walbro Corp., 9 7/8%, 2005                                                   724,500         146
----------------------------------------------------------------------------------------------------------------
                                                                                           2,389,000         483
----------------------------------------------------------------------------------------------------------------
                Chemicals--3.5%
       700 M    Harris Chemical North America, Inc., 10 1/4%, 2001                           731,500         148
       600 M    Rexene Corp., 11 3/4%, 2004                                                  678,000         137
       300 M    Synthetic Industries, Inc., 12 3/4%, 2002                                    332,250          67
----------------------------------------------------------------------------------------------------------------
                                                                                           1,741,750         352
----------------------------------------------------------------------------------------------------------------
                Consumer Products--3.0%
       700 M    Herff Jones, Inc., 11%, 2005                                                 752,500         152
       700 M    Scholastic Brands, Inc., 11%, 2007 (Note 4)                                  715,750         145
----------------------------------------------------------------------------------------------------------------
                                                                                           1,468,250         297
----------------------------------------------------------------------------------------------------------------
                Durable Goods Manufacturing--1.6%
       750 M    Clark Material Handling, Inc., 10 3/4%, 2006 (Note 4)                        787,500         159
----------------------------------------------------------------------------------------------------------------
                Electrical Equipment--1.5%
       700 M    Essex Group, Inc., 10%, 2003                                                 724,500         146
----------------------------------------------------------------------------------------------------------------
                Energy--11.0%
     1,000 M    Clark R & M Holdings, Inc., 0%, 2000                                         725,000         147
       700 M    Falcon Drilling Co., Inc., 12 1/2%, 2005                                     784,000         158
       800 M    Giant Industries, Inc., 9 3/4%, 2003                                         836,000         169
       500 M    Maxus Energy Corp., 11 1/2%, 2015                                            526,875         106
       800 M    United Meridian Corp., 10 3/8%, 2005                                         876,000         177
     1,000 M    Veritas DGC, Inc., 9 3/4%, 2006                                            1,030,000         208
       650 M    Vintage Petroleum, Inc., 9%, 2005                                            671,125         136
----------------------------------------------------------------------------------------------------------------
                                                                                           5,449,000       1,101
----------------------------------------------------------------------------------------------------------------
                Financial Services--1.6%
       700 M    American Life Holding Co., 11 1/4%, 2004                                     799,750         162
----------------------------------------------------------------------------------------------------------------
                Food/Beverage/Tobacco--4.0%
       250 M    Doane Products Co., 10 5/8%, 2006                                            263,750          54
     1,000 M    International Home Foods, Inc., 10 3/8%, 2006 (Note 4)                     1,035,000         209
       600 M    Van de Kamps, Inc., 12%, 2005                                                663,000         134
----------------------------------------------------------------------------------------------------------------
                                                                                           1,961,750         397
----------------------------------------------------------------------------------------------------------------
                Gaming/Lodging--2.8%
       750 M    Casino America, Inc., 12 1/2%, 2003                                          708,750         143
       700 M    Showboat, Inc., 9 1/4%, 2008                                                 691,250         140
----------------------------------------------------------------------------------------------------------------
                                                                                           1,400,000         283
----------------------------------------------------------------------------------------------------------------
                Healthcare--8.6%
       750 M    Abbey Healthcare Group, Inc., 9 1/2%, 2002                                   789,375         160
       700 M    Dade International, Inc., 11 1/8%, 2006                                      763,000         154
       700 M    Genesis Healthcare, Inc., 9 3/4%, 2005                                       736,750         149
       600 M    Integrated Health Services, Inc., 9 5/8%, 2002                               624,000         126
       400 M    Integrated Health Services, Inc., 10 3/4%, 2004                              429,000          87
       800 M    Tenet Healthcare Corp., 10 1/8%, 2005                                        887,000         179
----------------------------------------------------------------------------------------------------------------
                                                                                           4,229,125         855
----------------------------------------------------------------------------------------------------------------
                Information Technology/Office Equipment--1.1%
       500 M    Bell & Howell Co., 10 3/4%, 2002                                             532,500         108
----------------------------------------------------------------------------------------------------------------
                Media/Cable Television--12.5%
     1,000 M    Affiliated Newspaper Investments, 0%-13 1/4%, 2006                           825,000         167
     1,000 M    Bell Cablemedia, PLC, 0%-11.95%, 2004                                        880,000         178
       500 M    Diamond Cable Communications, PLC, 0%-11 3/4%, 2005                          356,875          72
     1,075 M    Echostar Communications Corp., 0%-12 7/8%, 2004                              889,563         180
       500 M    Garden State Newspapers, Inc., 12%, 2004                                     547,500         111
       500 M    Grupo Televisa, S.A., 11 7/8%, 2006                                          547,500         111
       500 M    Rogers Cablesystems, Inc., 10%, 2005                                         527,500         106
     1,000 M    Sullivan Broadcasting Co., Inc., 10 1/4%, 2005                             1,015,000         205
       600 M    World Color Press, Inc., 9 1/8%, 2003                                        616,500         124
----------------------------------------------------------------------------------------------------------------
                                                                                           6,205,438       1,254
----------------------------------------------------------------------------------------------------------------
                Mining/Metals--5.6%
       634 M    Carbide/Graphite Group, Inc., 11 1/2%, 2003                                  691,060         140
       900 M    Commonwealth Aluminum Corp., 10 3/4%, 2006                                   936,000         189
       800 M    Gulf States Steel, Inc., 13 1/2%, 2003                                       760,000         153
       400 M    Wheeling-Pittsburgh Steel Corp., 9 3/8%, 2003                                390,000          79
----------------------------------------------------------------------------------------------------------------
                                                                                           2,777,060         561
----------------------------------------------------------------------------------------------------------------
                Miscellaneous--3.2%
       700 M    Monarch Marking Systems, Inc., 12 1/2%, 2003                                 808,500         164
       700 M    Pierce-Leahy Corp., 11 1/8%, 2006                                            768,250         155
----------------------------------------------------------------------------------------------------------------
                                                                                           1,576,750         319
----------------------------------------------------------------------------------------------------------------
                Paper/Forest Products--9.0%
       500 M    Container Corp., 11 1/4%, 2004                                               543,750         110
       500 M    Gaylord Container Corp., 11 1/2%, 2001                                       532,500         108
       800 M    Rainy River Forest Products Co., Inc., 10 3/4%, 2001                         872,000         176
       650 M    Riverwood International, 10 1/4%, 2006                                       643,500         130
       800 M    S.D. Warren Co., Inc., 12%, 2004                                             868,000         175
     1,000 M    Stone Container Corp., 9 7/8%, 2001                                        1,015,000         205
----------------------------------------------------------------------------------------------------------------
                                                                                           4,474,750         904
----------------------------------------------------------------------------------------------------------------
                Telecommunications--4.6%
     1,500 M    American Communication Services, Inc., 0%-13%, 2005                          900,000         182
     1,100 M    InterCel, Inc., 0%-12%, 2006                                                 667,975         135
       700 M    Paging Network, Inc., 10%, 2008 (Note 4)                                     713,125         144
----------------------------------------------------------------------------------------------------------------
                                                                                           2,281,100         461
----------------------------------------------------------------------------------------------------------------
                Transportation--1.0%
       500 M    Trism, Inc., 10 3/4%, 2000                                                   481,250          97
----------------------------------------------------------------------------------------------------------------
                Total Value of Corporate Bonds (cost $39,334,101)                         41,344,473       8,357
----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
                                                                                                      $10,000 of
    Shares      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                COMMON STOCKS--.3%
                Media/Cable Television
     1,000     *Affiliated Newspaper Investments                                              55,000          11
     4,744     *Echostar Communications Corp.--Class "A"                                     104,368          21
----------------------------------------------------------------------------------------------------------------
                Total Value of Common Stocks (cost $20,963)                                  159,368          32
----------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS--7.3%
                Financial Services--3.9%
     7,000      California Federal Bank, 10 5/8%, Series "B"                                 778,750         157
    10,000      First Nationwide Bank, 11 1/2%                                             1,148,750         232
----------------------------------------------------------------------------------------------------------------
                                                                                           1,927,500         389
----------------------------------------------------------------------------------------------------------------
                Media/Cable Television--2.6%
       371      PanAmSat Capital Corp., 12 3/4%                                              450,437          91
       752      Time Warner, Inc., 10 1/4%, PIK, Series "K"                                  819,680         166
----------------------------------------------------------------------------------------------------------------
                                                                                           1,270,117         257
----------------------------------------------------------------------------------------------------------------
                Paper/Forest Products--.8%
    10,800     *S.D. Warren Co., Inc., 14%                                                   399,600          81
----------------------------------------------------------------------------------------------------------------
                Total Value of Preferred Stocks (cost $3,135,275)                          3,597,217         727
----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
                                                                                                      $10,000 of
  Warrants      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                WARRANTS--.4%
                Gaming/Lodging--.0%
       200     *Goldriver Finance Corp., Liquidating Trust                               $     1,400     $    --
----------------------------------------------------------------------------------------------------------------
                Mining/Metals--.0%
       800     *Gulf State Steel Acquisition Corp. (expiring 4/1/03) (Note 4)                    400          --
----------------------------------------------------------------------------------------------------------------
                Paper/Forest Products--.1%
    10,800     *S.D. Warren Co., Inc. (expiring 12/15/06) (Note 4)                            59,400          12
----------------------------------------------------------------------------------------------------------------
                Telecommunications--.3%
     1,500     *American Communication Services, Inc. (expiring 11/1/05) (Note 4)            142,500          29
----------------------------------------------------------------------------------------------------------------
                Total Value of Warrants (cost $0)                                            203,700          41
----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                                            $10,000 of
    Amount      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                SHORT-TERM CORPORATE NOTES--6.4%
    $2,000 M    Brown-Forman Corp., 5.55%, 1/9/97                                          1,997,533         404
     1,000 M    S.C. Johnson & Son, Inc., 7.00%, 1/2/97                                      999,805         202
       200 M    Texaco, Inc., 6.00%, 1/3/97                                                  199,934          41
----------------------------------------------------------------------------------------------------------------
                Total Value of Short-Term Corporate Notes (cost $3,197,272)                3,197,272         647
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $45,687,611)                                  98.0%      48,502,030       9,804
Other Assets, Less Liabilities                                                  2.0          971,514         196
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                    100.0%     $49,473,544     $10,000
================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
                                                                                                      $10,000 of
    Shares      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                COMMON STOCKS--94.7%
                United States--21.8%
    14,000      American Express Company                                                 $   791,000     $   136
     6,225      American International Group, Inc.                                           673,856         116
     5,500      Boeing Company                                                               585,063         101
     5,511      Conrail, Inc.                                                                549,033          95
     7,500      Dow Chemical Company                                                         587,813         101
     5,000      Exxon Corporation                                                            490,000          85
    18,000      Federal National Mortgage Association                                        670,500         116
     6,000      General Electric Company                                                     593,250         102
     5,000      Gillette Company                                                             388,750          67
    11,000      Hewlett-Packard Company                                                      552,750          96
    16,000      International Paper Company                                                  646,000         111
    12,000      Johnson & Johnson                                                            597,000         103
     7,000      Kimberly Clark Corporation                                                   666,750         115
     2,754      Lucent Technologies, Inc.                                                    127,373          22
    19,000      MCI Communications Corporation                                               621,063         108
    10,000      PepsiCo, Inc.                                                                292,500          50
    18,000      PG & E Corporation                                                           378,000          65
    12,000      Pharmacia & Upjohn, Inc.                                                     475,500          82
     6,000      Phelps Dodge Corporation                                                     405,000          70
     9,400      United Technologies Corporation                                              620,400         107
       696     *Viacom, Inc.--Class "A"                                                       24,012           4
    10,273     *Viacom, Inc.--Class "B"                                                      358,270          62
    22,000      Wal-Mart Stores, Inc.                                                        503,250          87
     7,500      Warner-Lambert Company                                                       562,500          97
     8,300      York International Corporation                                               463,763          80
----------------------------------------------------------------------------------------------------------------
                                                                                          12,623,396       2,178
----------------------------------------------------------------------------------------------------------------
                Japan--11.2%
    12,000      Asahi Organic Chemicals Industry Company, Ltd.                                70,612          12
    15,400      Canon Sales Company, Inc.                                                    342,310          59
     2,000      Chudenko Corporation                                                          57,551          10
    24,000      Chugai Pharmaceutical Company, Ltd.                                          200,568          35
    18,000      Dai Nippon Printing Company, Ltd.                                            314,809          54
    11,000      Fuji Machine Manufacturing Company                                           290,945          50
    23,000      JGC Corporation                                                              172,196          30
     6,000      Kyudenko Company, Inc.                                                        62,031          11
     3,000      Mabuchi Motor Company, Ltd.                                                  150,685          26
    19,000      Maruichi Steel Tube, Ltd.                                                    327,387          56
    20,000      Matsushita Electric Industrial Company, Ltd.                                 325,664          56
    36,000      Mitsubishi Heavy Industries, Ltd.                                            285,343          49
     8,000      Murata Manufacturing Company, Ltd.                                           265,357          46
    22,000      NGK Spark Plugs Company                                                      240,715          42
    36,000      Nippon Express Company, Ltd.                                                 246,262          42
     1,770      Nippon Television Network Corporation                                        533,730          92
    14,000      Nomura Securities Company, Ltd.                                              209,873          36
    27,000      Onward Kashiyama Company, Ltd.                                               379,166          65
    18,000      Sakura Bank, Ltd.                                                            128,405          22
     7,000      Sanwa Bank, Ltd.                                                              95,287          16
    23,000      Seventy-Seven Bank                                                           188,248          32
     2,000      Sony Corporation                                                             130,783          23
    39,000      Sumitomo Realty & Development                                                245,283          42
     8,000      Sumitomo Trust and Banking Company, Ltd.                                      79,951          14
    12,000      Toda Construction Company, Ltd.                                               90,979          16
    40,000      Toyo Ink Manufacturing Company, Ltd.                                         163,692          28
    10,000      Toyota Motor Corporation                                                     286,895          50
     5,000      World Company, Ltd.                                                          206,772          36
    43,000      Yamato Kogyo Company, Ltd.                                                   396,396          69
     1,000      Yamazaki Baking Company, Ltd.                                                 15,939           3
----------------------------------------------------------------------------------------------------------------
                                                                                           6,503,834       1,122
----------------------------------------------------------------------------------------------------------------
                United Kingdom--11.1%
    63,000      Associated British Foods PLC                                                 522,345          90
    50,000      Bank of Scotland                                                             263,965          46
    36,000      BOC Group PLC                                                                538,135          93
    27,000      Boots Company PLC                                                            278,384          48
   130,000      British Gas PLC                                                              499,434          86
    25,000      British Telecommunications PLC                                               168,775          29
    70,000      BTR PLC                                                                      341,404          59
   180,000      Cookson Group PLC                                                            726,948         126
    44,000      De La Rue PLC                                                                431,072          75
    70,000      National Grid Holdings PLC                                                   234,185          40
    56,000      Northern Foods PLC                                                           195,978          34
    39,311      PowerGen PLC                                                                 385,134          66
    30,000      Rank Group PLC                                                               223,581          39
    15,200      Reckitt & Colman PLC                                                         188,064          32
    32,509      Royal & Sun Alliance Insurance Group PLC                                     247,286          43
    44,203      Royal Bank of Scotland PLC                                                   425,122          73
    80,914      Sainsbury PLC                                                                537,252          93
    30,000     *Sun Life & Provincial Holdings PLC                                           134,250          23
    20,000      United Biscuits (Holdings) PLC                                                71,874          12
----------------------------------------------------------------------------------------------------------------
                                                                                           6,413,188       1,107
----------------------------------------------------------------------------------------------------------------
                France--6.3%
     2,290      Accor SA                                                                     289,403          50
    18,500      Assurances Generales De France                                               596,057         103
    10,500      Banque Nationale De Paris                                                    405,559          70
     1,230      Compagnie De Saint Gobain                                                    173,661          30
     5,000      Credit Commercial De France                                                  230,825          40
     6,045      Groupe Havas SA                                                              423,252          73
       900      Peugeot SA                                                                   101,101          17
     5,016      Remy Cointreau                                                               141,832          24
    13,969      Rhone-Poulenc SA Series "A"                                                  475,328          82
     2,615      Societe Generale Paris                                                       282,187          49
     3,000      Societe Nationale Elf Aquitaine SA                                           272,547          47
     3,214      Total SA--Class "B"                                                          260,892          45
----------------------------------------------------------------------------------------------------------------
                                                                                           3,652,644         630
----------------------------------------------------------------------------------------------------------------
                Germany--4.1%
     7,250     *Daimler-Benz AG                                                              498,666          86
       875      Degussa AG                                                                   397,441          69
    12,800     *Deutsche Telekom AG                                                          266,612          46
       700      Karstadt AG                                                                  232,560          40
       350      Mannesmann AG                                                                151,482          26
    39,500     *Metallgesellschaft AG                                                        805,322         139
----------------------------------------------------------------------------------------------------------------
                                                                                           2,352,083         406
----------------------------------------------------------------------------------------------------------------
                Australia--3.6%
    70,892      Amcor, Ltd.                                                                  455,516          79
   164,014      Boral, Ltd.                                                                  466,357          80
    36,223      Broken Hill Proprietary, Ltd.                                                515,562          89
    96,449      Goodman Fielder, Ltd.                                                        119,500          21
   116,000      Pioneer International, Ltd.                                                  345,494          60
    12,300      Qantas Airways (ADR) (Note 4)                                                205,155          35
----------------------------------------------------------------------------------------------------------------
                                                                                           2,107,584         364
----------------------------------------------------------------------------------------------------------------
                Hong Kong--3.5%
    40,000      Citic Pacific, Ltd.                                                          232,188          40
    58,000      Hutchison Whampoa, Ltd.                                                      455,526          79
    20,000      New World Development Company, Ltd.                                          135,100          23
    42,000      Sun Hung Kai Properties, Ltd.                                                514,479          89
    53,000      Swire Pacific, Ltd.--Class "A"                                               505,329          87
   780,000     *Tingyi Holding Company                                                       204,126          35
----------------------------------------------------------------------------------------------------------------
                                                                                           2,046,748         353
----------------------------------------------------------------------------------------------------------------
                Netherlands--3.4%
     2,600      Akzo-Nobel NV                                                                354,736          61
    19,752      ING Groep NV                                                                 710,266         122
    10,250      KLM Royal Dutch Airlines                                                     287,991          50
    12,500      PolyGram NV                                                                  635,934         110
----------------------------------------------------------------------------------------------------------------
                                                                                           1,988,927         343
----------------------------------------------------------------------------------------------------------------
                Italy--2.6%
    33,000      Arnoldo Mondadori Editore SPA                                                268,036          46
   145,300      Banca Commerciale Italiana                                                   263,734          46
    70,000      Fiat SPA                                                                     211,309          36
   120,000     *Finanziaria Autogrill SPA                                                    116,004          20
    50,000      Stet-Societa Finanziaria Telefonica SPA                                      226,895          39
   159,000      Telecom Italia SPA                                                           412,000          71
----------------------------------------------------------------------------------------------------------------
                                                                                           1,497,978         258
----------------------------------------------------------------------------------------------------------------
                Spain--2.5%
     1,900      Acerinox SA Regd                                                             274,026          47
     7,200      Empresa Nacional De Electricidad SA (ADR)                                    504,000          87
     4,000      Empresa Nacional De Electricidad SA                                          284,144          49
    15,500      Telefonica De Espana SA                                                     359,273          62
----------------------------------------------------------------------------------------------------------------
                                                                                           1,421,443         245
----------------------------------------------------------------------------------------------------------------
                Singapore--2.4%
    37,000      Development Bank of Singapore                                                499,918          86
    50,000      Far East-Levingston Shipbuilding, Ltd.                                       260,930          45
    55,000      Keppel Corporation, Ltd.                                                     428,571          74
    70,000      Straits Steamship Land, Ltd.                                                 224,189          39
----------------------------------------------------------------------------------------------------------------
                                                                                           1,413,608         244
----------------------------------------------------------------------------------------------------------------
                Denmark--2.3%
    13,700      Tele Danmark A/S Class "B" (ADR)                                             373,325          64
    18,500      Unidanmark A/S Class "A" Regd                                                956,531         165
----------------------------------------------------------------------------------------------------------------
                                                                                           1,329,856         229
----------------------------------------------------------------------------------------------------------------
                Switzerland--2.3%
       110      Compagnie Financiere Richemont AG                                            154,016          27
       480      Nestle AG Regd                                                               513,703          89
       750      Sulzer AG PC                                                                 399,934          69
       300     *SwissAir AG Regd                                                             241,971          42
----------------------------------------------------------------------------------------------------------------
                                                                                           1,309,624         227
----------------------------------------------------------------------------------------------------------------
                Finland--2.0%
       100      Kesko                                                                          1,408          --
    80,000      Merita Bank, Ltd. Class "A"                                                  248,208          43
    27,500      Metsa-Serla OY--Class "B"                                                    205,846          36
     6,200      Nokia Corporation--Class "A" (ADR)                                           357,275          62
    16,900      Rauma OY                                                                     355,672          61
----------------------------------------------------------------------------------------------------------------
                                                                                           1,168,409         202
----------------------------------------------------------------------------------------------------------------
                Mexico--1.8%
    70,000      Cemex SA CPO                                                                 250,761          43
    50,000      Fomento Economico Mexicano SA--Class "B"                                     171,493          30
    50,000      Grupo Carso SA--Class "A"                                                    263,592          45
   720,000     *Grupo Financiero Bancomer--Class "B"                                         288,108          50
    18,200      Transportacion Maritima Mexicana SA--Class "A" (ADR)                          84,175          15
----------------------------------------------------------------------------------------------------------------
                                                                                           1,058,129         183
----------------------------------------------------------------------------------------------------------------
                Norway--1.5%
    26,600      Fokus Bank AS--Class "A"                                                     182,875          32
    20,378     *Nycomed AS--Class "A"                                                        311,156          54
    23,000      Saga Petroleum AS Series "A" Free                                            383,610          66
----------------------------------------------------------------------------------------------------------------
                                                                                             877,641         152
----------------------------------------------------------------------------------------------------------------
                Korea--1.3%
     3,020     *Chosun Brewery Company, Ltd.                                                  84,474          15
     4,060      Daewoo Securities                                                             52,340           9
    11,000      Hanil Bank                                                                    75,458          13
     6,000      Hanwha Chemical Corporation                                                   46,481           8
     3,000      Korea Electric Power                                                          87,286          15
     9,770      Korean Air Lines                                                             162,236          28
     8,000      Pohang Iron & Steel Company, Ltd. (ADR)                                      162,000          28
       130      Samsung Fire & Marine Insurance                                               53,384           9
     1,300      Shinsegae Department Store                                                    53,968           9
----------------------------------------------------------------------------------------------------------------
                                                                                             777,627         134
----------------------------------------------------------------------------------------------------------------
                Malaysia--1.3%
   120,000      Land & General Holdings BHD                                                  287,460          49
    50,000      MBF Capital BHD                                                               81,170          14
    30,000      Resorts World BHD                                                            136,605          24
    68,000      Sime Darby Berhad                                                            267,906          46
----------------------------------------------------------------------------------------------------------------
                                                                                             773,141         133
----------------------------------------------------------------------------------------------------------------
                Canada--1.3%
    22,000      Canadian Pacific, Ltd.                                                       583,000         100
    18,000     *Canwest Global Communications Corporation                                    184,500          32
----------------------------------------------------------------------------------------------------------------
                                                                                             767,500         132
----------------------------------------------------------------------------------------------------------------
                Sweden--1.3%
     4,500      BT Industries AB                                                              83,699          14
    16,000      Pharmacia & Upjohn, Inc.                                                     654,947         113
----------------------------------------------------------------------------------------------------------------
                                                                                             738,646         127
----------------------------------------------------------------------------------------------------------------
                Thailand--1.1%
   270,700      Bangkok Metropolitan Bank Public Company, Ltd. Foreign Regd                  105,573          18
    24,500      Land & House Public Company, Ltd. Foreign Regd                               178,683          31
    24,000      Siam City Cement Public Company, Ltd. Foreign Regd                           127,301          22
    30,000      Siam Commercial Bank Public Company, Ltd. Foreign Regd                       217,626          38
----------------------------------------------------------------------------------------------------------------
                                                                                             629,183         109
----------------------------------------------------------------------------------------------------------------
                Argentina--1.1%
    20,000      Perez Companc SA--Class "B"                                                  140,624          24
    15,000      Quilmes Industrial SA (ADR)                                                  136,875          24
    13,000      YPF SA--Class "D" (ADR)                                                      328,250          57
----------------------------------------------------------------------------------------------------------------
                                                                                             605,749         105
----------------------------------------------------------------------------------------------------------------
                Chile--.7%
    15,000      Enersis SA (ADR)                                                             416,250          72
----------------------------------------------------------------------------------------------------------------
                New Zealand--.7%
    71,998      Air New Zealand, Ltd.--Class "B"                                             195,331          34
    84,000      Carter Holt Harvey, Ltd.                                                     190,504          33
----------------------------------------------------------------------------------------------------------------
                                                                                             385,835          67
----------------------------------------------------------------------------------------------------------------
                Ireland--.6%
    14,368      Allied Irish Banks PLC                                                        95,892          16
    10,000      Bank of Ireland                                                               91,297          16
    60,000     *Jefferson Smurfit Group PLC                                                  178,146          31
----------------------------------------------------------------------------------------------------------------
                                                                                             365,335          63
----------------------------------------------------------------------------------------------------------------
                Brazil--.6%
    10,000      Centrais Electricas Brasileiras (ADR)                                        179,002          31
 2,370,000      Telecomunicacoes Brasileiras SA                                              169,692          29
----------------------------------------------------------------------------------------------------------------
                                                                                             348,694          60
----------------------------------------------------------------------------------------------------------------
                Indonesia--.6%
     5,000      Indonesian Satellite Corporation (ADR)                                       136,875          23
   128,000      Jaya Real Property Foreign Regd                                              178,790          31
----------------------------------------------------------------------------------------------------------------
                                                                                             315,665          54
----------------------------------------------------------------------------------------------------------------
                Austria--.5%
     2,700      OMV AG                                                                       304,136          52
----------------------------------------------------------------------------------------------------------------
                Philippines--.4%
     2,000      Philippine Long Distance Telephone Company (ADR)                             102,000          18
   190,000      Pilipino Telephone Corporation                                               160,740          27
----------------------------------------------------------------------------------------------------------------
                                                                                             262,740          45
----------------------------------------------------------------------------------------------------------------
                India--.4%
    12,300     *State Bank of India (GDR) (Note 4)                                           216,788          37
----------------------------------------------------------------------------------------------------------------
                Venezuela--.3%
     5,500      Compania Anonima Nacional Telefonos De Venezuela (ADR)                       154,688          27
----------------------------------------------------------------------------------------------------------------
                Portugal--.1%
       800     *Telecel-Comunicacoes Pessoais SA                                              51,014           9
----------------------------------------------------------------------------------------------------------------
                Total Value of Common Stocks (cost $47,369,321)                           54,878,083       9,469
----------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS--.8%
                Germany--.4%
     3,600      Hornbach Holdings AG                                                         256,958          44
----------------------------------------------------------------------------------------------------------------
                Brazil--.4%
   141,000      Companhia Cervejaria Brahma Regd                                              77,071          13
 1,090,000      Petroleo Brasileiro SA Regd                                                  173,528          30
----------------------------------------------------------------------------------------------------------------
                                                                                             250,599          43
----------------------------------------------------------------------------------------------------------------
                Total Value of Preferred Stocks (cost $458,044)                              507,557          87
----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                                            $10,000 of
    Amount      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                REPURCHASE AGREEMENTS--4.3%
    $2,472 M    Aubrey G. Lanston & Co. Inc., 6.75%, 1/2/97 (collateralized by
                U.S. Treasury Bonds, 12 1/2%, 8/15/2014, valued at $2,520M)
                (cost $2,472,000)                                                          2,472,000         427
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $50,299,365)                                  99.8%      57,857,640       9,983
Other Assets, Less Liabilities                                                   .2           96,974          17
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                    100.0%     $57,954,614     $10,000
================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

At December 31, 1996, sector diversification of the portfolio was as follows:
----------------------------------------------------------------------------------------------------------------
                                                                                     Percentage
Sector Diversification                                                            of Net Assets            Value
----------------------------------------------------------------------------------------------------------------
Banks                                                                                      10.7%     $ 6,185,333
Drugs                                                                                       5.7        3,276,999
Telephone                                                                                   5.5        3,202,952
Metals & Minerals                                                                           5.4        3,116,558
Food/Beverage/Tobacco                                                                       4.8        2,761,192
Media                                                                                       4.7        2,742,543
Real Estate Companies                                                                       4.7        2,724,839
Machinery & Manufacturing                                                                   4.3        2,475,458
Electric Utilities                                                                          4.3        2,468,001
Energy Sources                                                                              4.1        2,353,587
Paper/Forest Products                                                                       3.6        2,107,084
Chemicals                                                                                   3.6        2,088,298
Retail Trade                                                                                3.6        2,070,552
Transportation                                                                              3.5        2,053,277
Insurance                                                                                   2.9        1,704,833
Travel & Leisure                                                                            2.9        1,696,041
Financial Services                                                                          2.9        1,671,373
Electrical Equipment                                                                        2.5        1,448,413
Automotive                                                                                  2.3        1,330,159
Computers & Office Equipment                                                                2.2        1,279,698
Household Products                                                                          2.1        1,243,564
Aerospace/Defense                                                                           2.1        1,205,463
Business Services                                                                           1.5          901,994
Electronics                                                                                 1.0          591,021
Energy Services                                                                             1.0          588,317
Pipeline                                                                                     .9          499,434
Communication Equipment                                                                      .8          484,648
Medical Products                                                                             .7          399,934
Apparel/Textiles                                                                             .7          379,166
Software & Services                                                                          .3          204,126
Entertainment Products                                                                       .2          130,783
Repurchase Agreements                                                                       4.3        2,472,000
----------------------------------------------------------------------------------------------------------------
Total Value of Investments                                                                 99.8       57,857,640
Other Assets, Less Liabilities                                                               .2           96,974
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                100.0%     $57,954,614
================================================================================================================

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                                            $10,000 of
    Amount      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS--85.1%
                Aerospace/Defense--5.0%
      $300 M    Boeing Co., 6.35%, 2003                                                  $   294,842     $   180
       250 M    Lockheed Martin Corp., 7 1/4%, 2006                                          254,367         155
       250 M    Rockwell International Corp., 8 3/8%, 2001                                   266,886         163
----------------------------------------------------------------------------------------------------------------
                                                                                             816,095         498
----------------------------------------------------------------------------------------------------------------
                Agricultural Products--1.8%
       300 M    Archer Daniels Midland, Inc., 7 1/8%, 2013                                   298,935         182
----------------------------------------------------------------------------------------------------------------
                Automotive--1.5%
       250 M    Hertz Corporation, 6 3/8%, 2005                                              239,795         146
----------------------------------------------------------------------------------------------------------------
                Building Materials--.7%
       100 M    Masco Corp., 9%, 2001                                                        109,111          67
----------------------------------------------------------------------------------------------------------------
                Chemicals--3.5%
       250 M    Du Pont, (E.I.) de Nemours & Co., 8 1/8%, 2004                               270,545         165
       300 M    Lubrizol Corp., 7 1/4%, 2025                                                 296,614         181
----------------------------------------------------------------------------------------------------------------
                                                                                             567,159         346
----------------------------------------------------------------------------------------------------------------
                Conglomerates--3.5%
       300 M    Hanson Overseas, B.V., 7 3/8%, 2003                                          308,403         188
       250 M    Tenneco, Inc., 8.075%, 2002                                                  265,890         162
----------------------------------------------------------------------------------------------------------------
                                                                                             574,293         350
----------------------------------------------------------------------------------------------------------------
                Consumer Non-Durables--2.0%
       300 M    American Home Products Corp., 7.9%, 2005                                     320,310         195
----------------------------------------------------------------------------------------------------------------
                Consumer Products--1.5%
       250 M    Mattel, Inc., 6 3/4%, 2000                                                   251,173         153
----------------------------------------------------------------------------------------------------------------
                Consumer Staples--1.8%
       300 M    Walt Disney Co., 6 3/4%, 2006                                                297,860         182
----------------------------------------------------------------------------------------------------------------
                Electric & Gas Utilities--8.6%
       250 M    Baltimore Gas & Electric Co., 6 1/2%, 2003                                   247,677         151
       250 M    Duke Power Co., 5 7/8%, 2003                                                 237,986         145
       200 M    Kansas Gas & Electric Co., 7.6%, 2003                                        208,058         127
        75 M    Old Dominion Electric Cooperative, 7.97%, 2002                                78,371          48
       300 M    Pennsylvania Power & Light Co., 6 7/8%, 2003                                 300,488         183
       250 M    Philadelphia Electric Co., 8%, 2002                                          263,032         161
        75 M    Southwestern Electric Power Co., 7%, 2007                                     75,988          46
----------------------------------------------------------------------------------------------------------------
                                                                                           1,411,600         861
----------------------------------------------------------------------------------------------------------------
                Energy--2.0%
       315 M    Baroid Corp., 8%, 2003                                                       335,504         205
----------------------------------------------------------------------------------------------------------------
                Financial Services--12.7%
        40 M    BankAmerica Corp., 9 1/2%, 2001                                               44,243          27
       200 M    Barnett Banks, Inc., 8 1/2%, 1999                                            208,800         128
       300 M    Chemical Bank, Inc., 7%, 2005                                                300,789         184
       200 M    Citicorp, 8%, 2003                                                           211,834         129
       300 M    First Union Corp., 8 1/8%, 2002                                              318,355         194
       300 M    Key Corporation, 7 1/2%, 2006                                                308,236         188
       250 M    Mellon Bank N.A., 6 1/2%, 2005                                               242,070         148
        50 M    Meridian Bancorp, 7 7/8%, 2002                                                52,530          32
        75 M    Morgan Guaranty Trust Co., 7 3/8%, 2002                                       77,393          47
       300 M    Nationsbank Corp., 8 1/8%, 2002                                              318,441         194
----------------------------------------------------------------------------------------------------------------
                                                                                           2,082,691       1,271
----------------------------------------------------------------------------------------------------------------
                Food/Beverage/Tobacco--4.7%
       250 M    Anheuser Busch Cos., Inc., 7%, 2005                                          251,338         154
        25 M    Coca-Cola Enterprises, Inc., 7 7/8%, 2002                                     26,361          16
       300 M    Hershey Foods Corp., 6.7%, 2005                                              298,200         182
       200 M    Philip Morris Cos., Inc., 7 1/8%, 2002                                       201,937         123
----------------------------------------------------------------------------------------------------------------
                                                                                             777,836         475
----------------------------------------------------------------------------------------------------------------
                Food Services--1.5%
       250 M    McDonald's Corporation, 6 5/8%, 2005                                         244,804         149
----------------------------------------------------------------------------------------------------------------
                Gas Transmission--3.7%
       300 M    Columbia Gas System, Inc., 6.8%, 2005                                        295,334         180
       300 M    Enron Corp., 7 1/8%, 2007                                                    302,311         185
----------------------------------------------------------------------------------------------------------------
                                                                                             597,645         365
----------------------------------------------------------------------------------------------------------------
                Healthcare--1.9%
       300 M    Columbia/HCA Healthcare Corp., 7.69%, 2025                                   308,776         188
----------------------------------------------------------------------------------------------------------------
                Investment/Finance Companies--5.7%
       300 M    Associates Corp. of North America, 7 7/8%, 2001                              314,962         192
       300 M    General Electric Capital Corp., 7 7/8%, 2006                                 321,165         196
       300 M    General Motors Acceptance Corp., 7 1/8%, 1999                                305,501         187
----------------------------------------------------------------------------------------------------------------
                                                                                             941,628         575
----------------------------------------------------------------------------------------------------------------
                Media/Cable Television--5.2%
       300 M    New York Times Co., Inc., 7 5/8%, 2005                                       316,612         193
       250 M    News America Holdings, Inc., 8 1/2%, 2005                                    268,605         164
       250 M    PanAmSat Capital Corp., 9 3/4%, 2000                                         268,750         164
----------------------------------------------------------------------------------------------------------------
                                                                                             853,967         521
----------------------------------------------------------------------------------------------------------------
                Paper/Forest Products--3.3%
       100 M    S.D. Warren Co., Inc., 12%, 2004                                             108,500          66
       150 M    Stone Container Corp., 10 3/4%, 2002                                         159,000          97
       250 M    Temple Inland, Inc., 9%, 2001                                                271,371         166
----------------------------------------------------------------------------------------------------------------
                                                                                             538,871         329
----------------------------------------------------------------------------------------------------------------
                Retail-General Merchandise--3.4%
       300 M    Wal-Mart Stores, Inc., 8%, 2006                                              324,139         198
       250 M    Penney (J.C.) & Co., 6 1/8%, 2003                                            239,770         146
----------------------------------------------------------------------------------------------------------------
                                                                                             563,909         344
----------------------------------------------------------------------------------------------------------------
                Technology--3.2%
       250 M    International Business Machines Corp., 6 3/8%, 2000                          249,997         152
       275 M    Xerox Corp., 7.15%, 2004                                                     279,741         171
----------------------------------------------------------------------------------------------------------------
                                                                                             529,738         323
----------------------------------------------------------------------------------------------------------------
                Telephone--7.9%
       350 M    MCI Communications Corp., 7 1/2%, 2004                                       365,547         223
       250 M    MFS Communications Co., Inc., 0%-8 7/8%, 2006                                183,750         112
       250 M    New Jersey Bell Telephone Co., 7 3/8%, 2012                                  250,521         153
       300 M    New York Telephone Co., 7 1/4%, 2024                                         286,875         175
       200 M    Pacific Bell Telephone Co., 7%, 2004                                         202,423         124
----------------------------------------------------------------------------------------------------------------
                                                                                           1,289,116         787
----------------------------------------------------------------------------------------------------------------
                Total Value of Corporate Bonds (cost $13,894,532)                         13,950,816       8,512
----------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT OBLIGATIONS--9.3%
       300 M    Federal Home Loan Mortgage Corp., 7.88%, 2004                                301,016         184
       600 M    United States Treasury Note, 6 3/8%, 2002                                    604,125         368
       600 M    United States Treasury Note, 7%, 2006                                        623,813         381
----------------------------------------------------------------------------------------------------------------
                Total Value of U.S. Government Obligations (cost $1,549,313)               1,528,954         933
----------------------------------------------------------------------------------------------------------------
                SHORT-TERM CORPORATE NOTES--3.1%
       500 M    Ford Motor Credit Co., 6.20%, 1/9/97 (cost $499,311)                         499,311         305
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $15,943,156)                                  97.5%      15,979,081       9,750
Other Assets, Less Liabilities                                                  2.5          410,495         250
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                    100.0%     $16,389,576     $10,000
================================================================================================================

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                                            $10,000 of
    Amount      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY ZERO COUPON OBLIGATIONS--57.8%
                Agency For International Development-Israel ("AID"):
   $   570 M    2/15/2007                                                                $   291,720     $   199
       119 M    3/15/2007                                                                     60,546          41
     1,513 M    8/15/2007                                                                    747,593         510
       181 M    10/1/2007                                                                     88,328          60
       750 M    11/15/2007                                                                   364,154         249
       980 M    2/15/2008                                                                    466,845         319
       493 M    Federal Judiciary Office Building ("JOBS"), 2/15/2007                        247,876         169
                Federal National Mortgage Association:
       215 M    2/1/2008                                                                     101,189          69
     1,030 M    8/1/2008                                                                     467,170         319
     4,070 M    Government Trust Certificate, 11/15/2007                                   1,976,144       1,349
       586 M    International Bank for Reconstruction & Development, 8/15/2007               283,666         194
     4,300 M    Resolution Funding Corporation, 10/15/2007                                 2,111,309       1,442
     2,600 M    Tennessee Valley Authority, 11/1/2007                                      1,255,510         857
----------------------------------------------------------------------------------------------------------------
                Total Value of U.S. Government Agency Zero Coupon Obligations
                (cost $8,447,776)                                                          8,462,050       5,777
----------------------------------------------------------------------------------------------------------------
                U.S. TREASURY ZERO COUPON OBLIGATIONS--40.1%
       200 M    Treasury Investors Growth Receipts ("TIGERS"), 11/15/2007                     98,860          67
    11,700 M    U.S. Treasury Strips, 11/15/2007                                           5,783,287       3,949
----------------------------------------------------------------------------------------------------------------
                Total Value of U.S. Treasury Zero Coupon Obligations
                (cost $5,837,012)                                                          5,882,147       4,016
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $14,284,788)                                  97.9%      14,344,197       9,793
Other Assets, Less Liabilities                                                  2.1          302,463         207
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                    100.0%     $14,646,660     $10,000
================================================================================================================

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                                            $10,000 of
    Amount      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY ZERO COUPON OBLIGATIONS--74.2%
    $  603 M    Agency For International Development-Israel ("AID"), 8/15/2010            $  239,369     $ 1,091
       400 M    Federal National Mortgage Association, 2/1/2011                              150,003         683
       950 M    Government Trust Certificate, 11/15/2010                                     370,331       1,687
     1,250 M    Resolution Funding Corporation, 1/15/2011                                    484,161       2,206
     1,000 M    Tennessee Valley Authority, 11/1/2010                                        385,829       1,758
----------------------------------------------------------------------------------------------------------------
                Total Value of U.S. Government Agency Zero Coupon Obligations
                (cost $1,560,196)                                                          1,629,693       7,425
----------------------------------------------------------------------------------------------------------------
                U.S. TREASURY ZERO COUPON OBLIGATIONS--22.8%
     1,250 M    U.S. Treasury Strips, 11/15/2010 (cost $477,234)                             499,186       2,275
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $2,037,430)                                    97.0%      2,128,879       9,700
Other Assets, Less Liabilities                                                   3.0          65,896         300
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                     100.0%     $2,194,775     $10,000
================================================================================================================

See notes to financial statements



Portfolio of Investments
FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
                                                                                                      $10,000 of
    Shares      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                COMMON STOCKS--96.5%
                Electric Power--41.2%
    10,000      Allegheny Power Systems, Inc.                                            $   303,750     $   126
     8,900      American Electric Power Company                                              366,012         152
     6,700      Baltimore Gas & Electric Company                                             179,225          74
     6,200      Boston Edison Company                                                        166,625          69
    11,600      Carolina Power & Light Company                                               423,400         176
     9,700      Central & South West Corporation                                             248,562         103
    14,000      CINergy Corporation                                                          467,250         194
     7,700      CMS Energy Corporation                                                       258,913         107
     4,300      Consolidated Edison Company of New York, Inc.                                125,775          52
    12,200      Dominion Resources, Inc.                                                     469,700         195
    10,500      DPL, Inc.                                                                    257,250         107
    11,550      DQE, Inc.                                                                    334,950         139
     6,200      DTE Energy Company                                                           200,725          83
     9,300      Duke Power Company                                                           430,125         178
    10,000      Edison International                                                         198,750          82
     1,900      Empresa Nacional De Electricidad S.A. (ADR)                                  133,000          55
    10,500      FPL Group, Inc.                                                              483,000         200
     4,500      GPU, Inc.                                                                    151,312          63
     7,800      Houston Industries, Inc.                                                     176,475          73
     7,700      Illinova Corporation                                                         211,750          88
     4,000      Kansas City Power & Light Company                                            114,000          47
     9,300      LG&E Energy Corporation                                                      227,850          95
    10,200      NIPSCO Industries, Inc.                                                      404,175         168
     7,300      OGE Energy Corporation                                                       304,775         126
    14,000      PacifiCorp                                                                   287,000         119
     4,800      Peco Energy Company                                                          121,200          50
     6,200      PG&E Corporation                                                             130,200          54
     9,800      Pinnacle West Capital Corporation                                            311,150         129
    10,400      Public Service Company of Colorado                                           404,300         168
     8,000      Public Service Company of New Mexico                                         157,000          65
    10,000      Scana Corporation                                                            267,500         111
    12,800      Sierra Pacific Resources                                                     368,000         153
     9,300      TECO Energy, Inc.                                                            224,362          93
    11,300      Texas Utilities Company                                                      460,475         191
     4,500      TNP Enterprises, Inc                                                         123,187          51
     6,300      UtiliCorp United, Inc.                                                       170,100          71
    10,000      Wisconsin Energy Corporation                                                 268,750         112
----------------------------------------------------------------------------------------------------------------
                                                                                           9,930,573       4,119
----------------------------------------------------------------------------------------------------------------
                Energy--2.9%
     1,200      Amoco Corporation                                                             96,600          40
     1,000      Anadarko Petroleum Corporation                                                64,750          27
     1,500      Louisiana Land and Exploration Company                                        80,437          33
     3,500      MAPCO, Inc.                                                                  119,000          49
       800      Mobil Corporation                                                             97,800          41
     2,500      Noble Affiliates, Inc.                                                       119,687          50
     2,500      Pogo Producing Company                                                       118,125          49
----------------------------------------------------------------------------------------------------------------
                                                                                             696,399         289
----------------------------------------------------------------------------------------------------------------
                Natural Gas--35.1%
     9,000      AGL Resources, Inc.                                                          190,125          79
     5,000      Brooklyn Union Gas Company                                                   150,625          62
     6,000     *Calpine Corporation                                                          120,000          50
     5,000      CMS Energy Corporation--Class "G"                                             91,875          38
    10,000      Coastal Corporation                                                          488,750         203
     7,600      Columbia Gas System, Inc.                                                    483,550         201
     7,800      Consolidated Natural Gas Company                                             430,950         179
     2,100      Eastern Enterprises                                                           74,288          31
    10,000      El Paso Electric Company                                                      65,000          27
     8,100      El Paso Natural Gas Company                                                  409,050         170
     8,200      Enron Corporation                                                            353,625         147
     6,000      Enron Global Power & Pipelines, L.L.C.                                       162,000          67
     7,000      Equitable Resources, Inc.                                                    208,250          86
     6,000      KN Energy, Inc.                                                              235,500          98
     9,700      MCN Corporation                                                              280,087         116
     7,900      National Fuel Gas Company                                                    325,875         135
     5,000      New Jersey Resources Corporation                                             146,250          61
     4,800      NGC Corporation                                                              111,600          46
     7,700      NICOR, Inc.                                                                  275,275         114
     5,000      NUI Corporation                                                              113,125          47
     5,400      Oneok, Inc.                                                                  162,000          67
     8,600      Pacific Enterprises                                                          261,225         108
     8,300      PanEnergy Corporation                                                        373,500         155
     5,000      Piedmont Natural Gas Company, Inc.                                           116,875          49
     8,600      Questar Corporation                                                          316,050         131
     2,100      Seagull Energy Corporation                                                    46,200          19
     8,700      Sonat, Inc.                                                                  448,050         186
     7,900      Southwest Gas Corporation                                                    152,075          63
    11,250     *Tejas Gas Corporation                                                        535,781         222
     4,000      TransCanada Pipelines Limited                                                 70,000          29
     6,800      UGI Corporation                                                              152,150          63
     7,800      Washington Energy Company                                                    160,875          67
     6,000      Washington Gas & Light Company                                               135,750          56
     7,500      Western Gas Resources, Inc.                                                  144,375          60
     5,000      WICOR, Inc.                                                                  179,375          74
    12,750      Williams Companies, Inc.                                                     478,125         198
----------------------------------------------------------------------------------------------------------------
                                                                                           8,448,206       3,504
----------------------------------------------------------------------------------------------------------------
                Real Estate Investment Trusts--1.3%
     1,200      Duke Realty Investments, Inc.                                                 46,200          19
     1,100      Equity Residential Properties Trust                                           45,375          19
     3,000      Meditrust Corporation                                                        120,000          50
     3,200      Simon DeBartolo Group, Inc.                                                   99,200          41
----------------------------------------------------------------------------------------------------------------
                                                                                             310,775         129
----------------------------------------------------------------------------------------------------------------
                Telecommunications--1.1%
     5,000      Ericsson (L.M.) Telephone Co.--Class "B" (ADR)                               150,938          63
     4,000     *Teleport Communications Group, Inc.--Class "A"                               122,000          51
----------------------------------------------------------------------------------------------------------------
                                                                                             272,938         114
----------------------------------------------------------------------------------------------------------------
                Telecommunications/Long Distance--1.5%
     3,500     *Intermedia Communications, Inc.                                               90,125          37
     5,000      MCI Communications Corporation                                               163,438          68
     2,900      Sprint Corporation                                                           115,638          48
----------------------------------------------------------------------------------------------------------------
                                                                                             369,201         153
----------------------------------------------------------------------------------------------------------------
                Telephone/Utilities--13.4%
     6,000      Ameritech Corporation                                                        363,750         151
     1,400      BCE, Inc.                                                                     66,850          28
     6,100      Bell Atlantic Corporation                                                    394,975         164
     7,700      BellSouth Corporation                                                        310,888         129
     8,500      Century Telephone Enterprises                                                262,437         109
     9,100      GTE Corporation                                                              414,050         172
     3,500      NYNEX Corporation                                                            168,438          70
     6,800      SBC Communications, Inc.                                                     351,900         146
     7,800      Southern New England Telecommunications Corporation                          303,225         126
     1,200      Stet Societa' Finanziaria Telefonica S.P.A.                                   53,250          22
     3,500      Telefonica De Argentina S.A. (ADR)                                            90,563          37
     2,900      Telefonica De Espana S.A. (ADR)                                              200,825          83
     2,500      Telefonica De Peru S.A.                                                       47,188          19
     6,000      US West Communications Group                                                 193,500          80
----------------------------------------------------------------------------------------------------------------
                                                                                           3,221,839       1,336
----------------------------------------------------------------------------------------------------------------
                Total Value of Common Stocks (cost $20,489,239)                           23,249,931       9,644
----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
 Principal                                                                                            $10,000 of
    Amount      Security                                                                       Value  Net Assets
----------------------------------------------------------------------------------------------------------------
                SHORT-TERM CORPORATE NOTES--1.0%
      $250 M    Texaco, Inc., 5.57%, 1/10/97 (cost $249,652)                                 249,652         104
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $20,738,891)                                  97.5%      23,499,583       9,748
Other Assets, Less Liabilities                                                  2.5          608,395         252
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                    100.0%     $24,107,978     $10,000
================================================================================================================

* Non-income producing

See notes to financial statements



This page intentionally left blank.



Statement of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUND
December 31, 1996
--------------------------------------------------------------------------------------------------------------------------------
                                                                               CASH
                                                     BLUE CHIP           MANAGEMENT            DISCOVERY           GOVERNMENT
--------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                                $ 69,482,851         $  4,320,329         $ 54,940,085         $  8,848,640
                                                  ============         ============         ============         ============
At value (Note 1A)                                $ 92,419,064         $  4,320,329         $ 65,652,887         $  8,905,636
Cash (overdraft)                                     7,439,221              (38,588)           5,303,013               27,412
Receivables:
Investment securities sold                                  --                   --                   --            1,004,901
Trust shares sold                                      222,069               10,151              138,824               18,786
Interest and dividends                                 111,621                6,105               40,106              113,816
Other assets                                               141                  644                  578                   --
                                                  ------------         ------------         ------------         ------------
Total Assets                                       100,192,116            4,298,641           71,135,408           10,070,551
                                                  ------------         ------------         ------------         ------------
Liabilities
Payables:
Investment securities purchased                             --                   --              170,141            1,017,390
Trust shares redeemed                                   48,416                   --               16,783               24,188
Accrued advisory fee                                    61,965                2,036               43,580                4,540
Accrued expenses                                         3,707                   73                5,894                   10
                                                  ------------         ------------         ------------         ------------
Total Liabilities                                      114,088                2,109              236,398            1,046,128
                                                  ------------         ------------         ------------         ------------
Net Assets                                        $100,078,028         $  4,296,532         $ 70,899,010         $  9,024,423
                                                  ============         ============         ============         ============
Net Assets Consist of:
Capital paid in                                   $ 71,284,411         $  4,296,532         $ 56,511,078         $  9,057,871
Undistributed net investment income                  1,133,401                   --              379,055              595,393
Accumulated net realized gain (loss) on
investments and foreign currency transactions        4,724,003                   --            3,296,075             (685,837)
Net unrealized appreciation of investments
and translation of assets in foreign currencies     22,936,213                   --           10,712,802               56,996
                                                  ------------         ------------         ------------         ------------
Total                                             $100,078,028         $  4,296,532         $ 70,899,010         $  9,024,423
                                                  ============         ============         ============         ============
Shares of beneficial interest outstanding
(Note 2)                                             5,062,299            4,296,532            2,829,249              885,400
                                                  ============         ============         ============         ============
Net asset value, offering and redemption
price per share (Net assets divided by
shares outstanding)                                     $19.77                $1.00               $25.06               $10.19
                                                        ======                =====               ======               ======


Statement of Assets and Liabilities (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                                                           INTERNATIONAL           INVESTMENT
                                                        GROWTH           HIGH YIELD           SECURITIES                GRADE
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                                $ 62,749,952         $ 45,687,611         $ 50,299,365         $ 15,943,156
                                                  ============         ============         ============         ============
At value (Note 1A)                                $ 78,507,593         $ 48,502,030         $ 57,857,640         $ 15,979,081
Cash (overdraft)                                        83,417              174,842               (5,379)             136,162
Receivables:
Investment securities sold                              94,321                   --              206,770                   --
Trust shares sold                                      116,436               67,931              116,358               22,807
Interest and dividends                                  93,224              784,316              110,402              272,722
Other assets                                               593                  792                  132                   --
                                                  ------------         ------------         ------------         ------------
Total Assets                                        78,895,584           49,529,911           58,285,923           16,410,772
                                                  ------------         ------------         ------------         ------------
Liabilities
Payables:
Investment securities purchased                         26,862                   --              253,589                   --
Trust shares redeemed                                    6,942               15,850                9,451               12,879
Accrued advisory fee                                    48,910               30,510               36,096                8,222
Accrued expenses                                         6,560               10,007               32,173                   95
                                                  ------------         ------------         ------------         ------------
Total Liabilities                                       89,274               56,367              331,309               21,196
                                                  ------------         ------------         ------------         ------------
Net Assets                                        $ 78,806,310         $ 49,473,544         $ 57,954,614         $ 16,389,576
                                                  ============         ============         ============         ============
Net Assets Consist of:
Capital paid in                                   $ 56,319,984         $ 44,085,784         $ 44,524,679         $ 15,380,382
Undistributed net investment income                    584,778            4,253,066              611,224            1,037,760
Accumulated net realized gain (loss) on
investments and foreign currency transactions        6,143,907           (1,679,725)           5,260,216              (64,491)
Net unrealized appreciation of investments
and translation of assets in foreign currencies     15,757,641            2,814,419            7,558,495               35,925
                                                  ------------         ------------         ------------         ------------
Total                                             $ 78,806,310         $ 49,473,544         $ 57,954,614         $ 16,389,576
                                                  ============         ============         ============         ============
Shares of beneficial interest outstanding
(Note 2)                                             3,208,721            4,145,666            3,371,778            1,443,051
                                                  ============         ============         ============         ============
Net asset value, offering and redemption
price per share (Net assets divided by
shares outstanding)                                     $24.56               $11.93               $17.19               $11.36
                                                        ======               ======               ======               ======

Statement of Assets and Liabilities (continued)
------------------------------------------------------------------------------------------------------------
                                                        TARGET               TARGET            UTILITIES
                                                 MATURITY 2007        MATURITY 2010               INCOME
------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                                $ 14,284,788         $  2,037,430         $ 20,738,891
                                                  ============         ============         ============
At value (Note 1A)                                $ 14,344,197         $  2,128,879         $ 23,499,583
Cash (overdraft)                                       165,492               66,974              907,106
Receivables:
Investment securities sold                                  --                   --                   --
Trust shares sold                                      144,348                   --              123,287
Interest and dividends                                      --                   --               64,333
Other assets                                                --                   --                   --
                                                  ------------         ------------         ------------
Total Assets                                        14,654,037            2,195,853           24,594,309
                                                  ------------         ------------         ------------
Liabilities
Payables:
Investment securities purchased                             --                   --              466,366
Trust shares redeemed                                       --                   --                8,095
Accrued advisory fee                                     7,244                1,071               11,839
Accrued expenses                                           133                    7                   31
                                                  ------------         ------------         ------------
Total Liabilities                                        7,377                1,078              486,331
                                                  ------------         ------------         ------------
Net Assets                                        $ 14,646,660         $  2,194,775         $ 24,107,978
                                                  ============         ============         ============
Net Assets Consist of:
Capital paid in                                   $ 13,958,004         $  2,053,022         $ 20,142,510
Undistributed net investment income                    741,044               50,304              692,026
Accumulated net realized gain (loss) on
investments and foreign currency transactions         (111,797)                  --              512,750
Net unrealized appreciation of investments
and translation of assets in foreign currencies         59,409               91,449            2,760,692
                                                  ------------         ------------         ------------
Total                                             $ 14,646,660         $  2,194,775         $ 24,107,978
                                                  ============         ============         ============
Shares of beneficial interest outstanding
(Note 2)                                             1,251,027             196,734             1,917,478
                                                  ============         ============         ============
Net asset value, offering and redemption
price per share (Net assets divided by
shares outstanding)                                     $11.71               $11.16              $12.57
                                                        ======               ======              ======

See notes to financial statements

Statement of Operations
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 1996
------------------------------------------------------------------------------------------------------------------------------
                                                                               CASH
                                                       BLUE CHIP         MANAGEMENT           DISCOVERY          GOVERNMENT
------------------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Interest                                          $      431,463         $  214,534         $    472,783         $  673,632
Dividends                                              1,372,005                 --              404,355                 --
Consent fees                                                  --                 --                   --                 --
                                                  --------------         ----------         ------------         ----------
Total income                                           1,803,468            214,534              877,138            673,632
                                                  --------------         ----------         ------------         ----------
Expenses (Notes 1H and 5):
Advisory fee                                             611,682             29,300              450,910             68,746
Professional fees                                         18,130              6,559               19,275              5,693
Reports to shareholders                                   20,386              1,380                8,997              1,543
Custodian fees                                            22,395              4,654               19,032              5,097
Other expenses                                            11,505              1,521               12,370              5,357
                                                  --------------         ----------         ------------         ----------
Total expenses                                           684,098             43,414              510,584             86,436
Less: Expenses waived or assumed                              --            (19,649)                  --            (29,990)
Custodian fees paid indirectly                           (15,310)              (321)             (13,055)            (1,437)
                                                  --------------         ----------         ------------         ----------
Expenses--net                                            668,788             23,444              497,529             55,009
                                                  --------------         ----------         ------------         ----------
Net investment income                                  1,134,680            191,090              379,609            618,623
                                                  --------------         ----------         ------------         ----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions (Note 3):
Net realized gain (loss) on investments and
foreign currency transactions                          4,724,627                 --            3,299,510           (251,224)
Net unrealized appreciation (depreciation) of
investments and translation of assets in
foreign currencies                                    10,323,427                 --            3,592,400            (44,522)
                                                  --------------         ----------         ------------         ----------
Net gain (loss) from investments and
foreign currency                                      15,048,054                 --            6,891,910           (295,746)
                                                  --------------         ----------         ------------         ----------
Net Increase (Decrease) in Net Assets
Resulting from Operations                         $   16,182,734         $  191,090         $  7,271,519         $  322,877
                                                  ==============         ==========         ============         ==========


Statement of Operations (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             INTERNATIONAL           INVESTMENT
                                                          GROWTH           HIGH YIELD           SECURITIES                GRADE
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Interest                                          $      104,821       $    4,267,582       $      192,254       $    1,131,727
Dividends                                              1,015,052              307,013+             955,558(a)                --
Consent fees                                                  --               59,563                   --                2,750
                                                  --------------       --------------       --------------       --------------
Total income                                           1,119,873            4,634,158            1,147,812            1,134,477
                                                  --------------       --------------       --------------       --------------
Expenses (Notes 1H and 5):
Advisory fee                                             475,966              338,303              364,115              120,498
Professional fees                                         14,718               15,191               13,487                7,764
Reports to shareholders                                   14,292               12,147               11,238                3,947
Custodian fees                                            21,777                8,416              140,374                4,259
Other expenses                                            11,751               10,668               12,126                4,137
                                                  --------------       --------------       --------------       --------------
Total expenses                                           538,504              384,725              541,340              140,605
Less: Expenses waived or assumed                              --                   --                   --              (41,175)
Custodian fees paid indirectly                            (3,579)              (6,031)                  --               (2,912)
                                                  --------------       --------------       --------------       --------------
Expenses--net                                            534,925              378,694              541,340               96,518
                                                  --------------       --------------       --------------       --------------
Net investment income                                    584,948            4,255,464              606,472            1,037,959
                                                  --------------       --------------       --------------       --------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions (Note 3):
Net realized gain (loss) on investments and
foreign currency transactions                          6,150,722             (443,404)           5,267,040(b)            18,857
Net unrealized appreciation (depreciation) of
investments and translation of assets in
foreign currencies                                     7,441,191            1,579,035            1,100,316(c)          (623,436)
                                                  --------------       --------------       --------------       --------------
Net gain (loss) from investments and
foreign currency                                      13,591,913            1,135,631            6,367,356             (604,579)
                                                  --------------       --------------       --------------       --------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                         $   14,176,861       $    5,391,095       $    6,973,828       $      433,380
                                                  ==============       ==============       ==============       ==============

Statement of Operations (continued)
-------------------------------------------------------------------------------------------------------------------
                                                          TARGET                   TARGET               UTILITIES
                                                   MATURITY 2007            MATURITY 2010*                 INCOME
--------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Interest                                        $        814,888         $         55,325         $       44,579
Dividends                                                     --                       --                768,282
Consent fees                                                  --                       --                     --
                                                ----------------         ----------------         --------------
Total income                                             814,888                   55,325                812,861
                                                ----------------         ----------------         --------------
Expenses (Notes 1H and 5):
Advisory fee                                              91,878                    6,268                149,382
Professional fees                                          3,355                    1,020                  4,456
Reports to shareholders                                    2,154                      120                  4,265
Custodian fees                                             1,629                      213                  8,736
Other expenses                                             1,993                      603                  4,354
                                                ----------------         ----------------         --------------
Total expenses                                           101,009                    8,224                171,193
Less: Expenses waived or assumed                         (25,848)                  (2,990)               (42,920)
Custodian fees paid indirectly                            (1,629)                    (213)                (8,736)
                                                ----------------         ----------------         --------------
Expenses--net                                             73,532                    5,021                119,537
                                                ----------------         ----------------         --------------
Net investment income                                    741,356                   50,304                693,324
                                                ----------------         ----------------         --------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions (Note 3):
Net realized gain (loss) on investments and
foreign currency transactions                           (111,154)                      --                634,751
Net unrealized appreciation (depreciation) of
investments and translation of assets in
foreign currencies                                      (665,288)                  91,449                694,844
                                                ----------------         ----------------         --------------
Net gain (loss) from investments and
foreign currency                                        (776,442)                  91,449              1,329,595
                                                ----------------         ----------------         --------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                       $       (35,086)         $        141,753         $    2,022,919
                                                ================         ================         ==============
(a) Net of $96,824 foreign taxes withheld
(b) Includes net realized loss of $8,500 on foreign currency transactions
(c) Includes $18 of net unrealized depreciation on translation of assets in foreign currencies
 *  From April 30, 1996 (commencement of operations) to December 31, 1996
 +  See Note 1H

See notes to financial statements

Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                     BLUE CHIP                               CASH MANAGEMENT
                                                     ------------------------------------       ---------------------------------
Year Ended December 31                                        1996                  1995                1996                1995
---------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                $    1,134,680       $     1,020,536       $     191,090       $     220,945
Net realized gain (loss) on investments                   4,724,627             1,953,467                  --                  --
Net unrealized appreciation (depreciation) of
investments                                              10,323,427            12,258,988                  --                  --
                                                     --------------       ---------------       -------------       -------------
Net increase in net assets resulting
from operations                                          16,182,734            15,232,991             191,090             220,945
                                                     --------------       ---------------       -------------       -------------
Distributions to Shareholders:
Net investment income                                    (1,020,182)             (569,704)           (191,090)           (220,945)
Net realized gain on investments                         (1,953,044)           (2,922,430)                 --                  --
                                                     --------------       ---------------       -------------       -------------
Total distributions                                      (2,973,226)           (3,492,134)           (191,090)           (220,945)
                                                     --------------       ---------------       -------------       -------------
Trust Share Transactions (a)
Proceeds from shares sold                                19,440,335            12,100,755           3,660,848           1,802,472
Value of distributions reinvested                         2,973,227             3,492,134             191,090             220,945
Cost of shares redeemed                                  (2,444,786)           (1,858,303)         (3,716,970)         (1,790,408)
                                                     --------------       ---------------       -------------       -------------
Net increase (decrease) from trust
share transactions                                       19,968,776            13,734,586             134,968             233,009
                                                     --------------       ---------------       -------------       -------------
Net increase (decrease) in net assets                    33,178,284            25,475,443             134,968             233,009
Net Assets
Beginning of year                                        66,899,744            41,424,301           4,161,564           3,928,555
                                                     --------------       ---------------       -------------       -------------
End of year+                                         $  100,078,028       $    66,899,744       $   4,296,532       $   4,161,564
                                                     ==============       ===============       =============       =============
+Includes undistributed net investment income of     $    1,133,401       $     1,018,903       $          --       $          --
                                                     ==============       ===============       =============       =============
(a) Trust Shares Issued and Redeemed
Sold                                                      1,083,789               791,231           3,660,848           1,802,472
Issued for distributions reinvested                         175,515               261,975             191,090             220,945
Redeemed                                                   (137,254)             (125,241)         (3,716,970)         (1,790,408)
                                                     --------------       ---------------       -------------       -------------
Net increase (decrease) in shares outstanding             1,122,050               927,965             134,968             233,009
                                                     ==============       ===============       =============       =============


Statement of Changes in Net Assets (continued)
FIRST INVESTORS LIFE SERIES FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                  DISCOVERY                                  GOVERNMENT
                                                     -----------------------------------       -----------------------------------
 Year Ended December 31                                        1996                 1995                 1996                1995
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                $      379,609       $      254,090       $      618,623       $      602,672
Net realized gain (loss) on investments                   3,299,510            2,003,359             (251,224)             322,099
Net unrealized appreciation (depreciation) of
investments                                               3,592,400            6,147,258              (44,522)             344,995
                                                     --------------       --------------       --------------       --------------
Net increase in net assets resulting
from operations                                           7,271,519            8,404,707              322,877            1,269,766
                                                     --------------       --------------       --------------       --------------
Distributions to Shareholders:
Net investment income                                      (254,154)             (93,692)            (593,694)            (507,584)
Net realized gain on investments                         (2,006,247)          (1,992,932)                  --                   --
                                                     --------------       --------------       --------------       --------------
Total distributions                                      (2,260,401)          (2,086,624)            (593,694)            (507,584)
                                                     --------------       --------------       --------------       --------------
Trust Share Transactions (a)
Proceeds from shares sold                                14,650,798           13,530,189            1,075,016            1,678,903
Value of distributions reinvested                         2,260,401            2,086,624              593,694              507,584
Cost of shares redeemed                                  (1,923,260)          (1,278,557)          (1,873,657)          (1,326,445)
                                                     --------------       --------------       --------------       --------------
Net increase (decrease) from trust
share transactions                                       14,987,939           14,338,256             (204,947)             860,042
                                                     --------------       --------------       --------------       --------------
Net increase (decrease) in net assets                    19,999,057           20,656,339             (475,764)           1,622,224
Net Assets
Beginning of year                                        50,899,953           30,243,614            9,500,187            7,877,963
                                                     --------------       --------------       --------------       --------------
End of year+                                         $   70,899,010       $   50,899,953       $    9,024,423       $    9,500,187
                                                     ==============       ==============       ==============       ==============
+Includes undistributed net investment income of     $      379,055       $      253,600       $      595,393       $      601,947
                                                     ==============       ==============       ==============       ==============
(a) Trust Shares Issued and Redeemed
Sold                                                        623,364              617,324              108,024              170,551
Issued for distributions reinvested                         100,062              109,304               60,767               53,998
Redeemed                                                    (81,422)             (61,853)            (186,705)            (133,164)
                                                     --------------       --------------       --------------       --------------
Net increase (decrease) in shares outstanding               642,004              664,775              (17,914)              91,385
                                                     ==============       ==============       ==============       ==============


Statement of Changes in Net Assets (continued)
FIRST INVESTORS LIFE SERIES FUND

--------------------------------------------------------------------------------------------------
                                                                          GROWTH
                                                        ------------------------------------------
 Year Ended December 31                                              1996                     1995
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                    $        584,948         $        459,596
Net realized gain (loss) on investments                         6,150,722                1,548,981
Net unrealized appreciation (depreciation) of
investments                                                     7,441,191                6,983,358
                                                         ----------------         ----------------
Net increase in net assets resulting
from operations                                                14,176,861                8,991,935
                                                         ----------------         ----------------
Distributions to Shareholders:
Net investment income                                            (459,017)                (175,754)
Net realized gain on investments                               (1,505,267)                (591,906)
                                                         ----------------         ----------------
Total distributions                                            (1,964,284)                (767,660)
                                                         ----------------         ----------------
Trust Share Transactions (a)
Proceeds from shares sold                                      14,976,944               10,824,201
Value of distributions reinvested                               1,964,284                  767,659
Cost of shares redeemed                                        (1,518,718)              (1,442,104)
                                                         ----------------         ----------------
Net increase (decrease) from trust
share transactions                                             15,422,510               10,149,756
                                                         ----------------         ----------------
Net increase (decrease) in net assets                          27,635,087               18,374,031
Net Assets
Beginning of year                                              51,171,223               32,797,192
                                                         ----------------         ----------------
End of year+                                             $     78,806,310         $     51,171,223
                                                         ================         ================
+Includes undistributed net investment income of         $        584,778         $        458,847
                                                         ================         ================
(a) Trust Shares Issued and Redeemed
Sold                                                              683,046                  572,178
Issued for distributions reinvested                                95,585                   45,613
Redeemed                                                          (69,590)                 (78,592)
                                                         ----------------         ----------------
Net increase (decrease) in shares outstanding                     709,041                  539,199
                                                         ================         ================


Statement of Changes in Net Assets (continued)
FIRST INVESTORS LIFE SERIES FUND

 -----------------------------------------------------------------------------------------------------------------------------
                                                                                                         INTERNATIONAL
                                                                    HIGH YIELD                             SECURITIES
                                                         -------------------------------       -------------------------------

Year Ended December 31                                           1996               1995               1996               1995
------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                    $  4,255,464       $  3,666,384       $    606,472       $    495,853
Net realized gain (loss) on investments and
foreign currency transactions                                (443,404)          (147,796)         5,267,040          1,334,830
Net unrealized appreciation (depreciation) of
investments and translation of assets in
foreign currencies                                          1,579,035          3,097,609          1,100,316          4,263,821
                                                         ------------       ------------       ------------       ------------
Net increase (decrease) in net assets resulting
from operations.                                            5,391,095          6,616,197          6,973,828          6,094,504
                                                         ------------       ------------       ------------       ------------
Distributions to Shareholders:
Net investment income                                      (3,666,317)        (2,973,759)          (497,039)          (284,370)
Net realized gain on investments                                   --                 --         (1,333,455)          (601,917)
                                                         ------------       ------------       ------------       ------------
Total distributions                                        (3,666,317)        (2,973,759)        (1,830,494)          (886,287)
                                                         ------------       ------------       ------------       ------------
Trust Share Transactions (a)
Proceeds from shares sold                                   5,773,021          5,830,065         11,599,460          6,301,362
Value of distributions reinvested                           3,666,317          2,973,759          1,830,494            886,288
Cost of shares redeemed                                    (3,584,533)        (2,837,047)        (1,630,236)        (2,692,802)
                                                         ------------       ------------       ------------       ------------
Net increase from trust
share transactions                                          5,854,805          5,966,777         11,799,718          4,494,848
                                                         ------------       ------------       ------------       ------------
Net increase in net assets                                  7,579,583          9,609,215         16,943,052          9,703,065
Net Assets
Beginning of period                                        41,893,961         32,284,746         41,011,562         31,308,497
                                                         ------------       ------------       ------------       ------------
End of period+                                           $ 49,473,544       $ 41,893,961       $ 57,954,614       $ 41,011,562
                                                         ============       ============       ============       ============
+Includes undistributed net investment income of         $  4,253,066       $  3,663,919       $    611,224       $    493,877
                                                         ============       ============       ============       ============
(a) Trust Shares Issued and Redeemed
Sold                                                          508,596            537,054            722,385            439,419
Issued for distributions reinvested                           334,213            296,191            118,709             69,350
Redeemed                                                     (317,951)          (263,126)          (101,516)          (194,386)
                                                         ------------       ------------       ------------       ------------
Net increase in shares outstanding                            524,858            570,119            739,578            314,383
                                                         ============       ============       ============       ============
 * Commencement of operations
** See Note 6


Statement of Changes in Net Assets (continued)
FIRST INVESTORS LIFE SERIES FUND

 -------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TARGET
                                                               INVESTMENT GRADE                          MATURITY 2007
                                                       -------------------------------       -----------------------------------
                                                                                                                     4/25/95* to
Year Ended December 31                                         1996               1995               1996               12/31/95
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                  $  1,037,959       $    936,270       $    741,356       $        209,332
Net realized gain (loss) on investments and
foreign currency transactions                                18,857            (35,809)          (111,154)                42,147
Net unrealized appreciation (depreciation) of
investments and translation of assets in
foreign currencies                                         (623,436)         1,528,072           (665,288)               724,697
                                                       ------------       ------------       ------------       ----------------
Net increase (decrease) in net assets resulting
from operations.                                            433,380          2,428,533            (35,086)               976,176
                                                       ------------       ------------       ------------       ----------------
Distributions to Shareholders:
Net investment income                                      (936,444)          (605,201)          (209,644)                    --
Net realized gain on investments                                 --                 --            (42,790)                    --
                                                       ------------       ------------       ------------       ----------------
Total distributions                                        (936,444)          (605,201)          (252,434)                    --
                                                       ------------       ------------       ------------       ----------------
Trust Share Transactions (a)
Proceeds from shares sold                                 2,104,756          3,462,505          5,404,920              8,383,571
Value of distributions reinvested                           936,445            605,201            252,433                     --
Cost of shares redeemed                                  (2,410,432)        (1,231,643)          (582,920)                    --
                                                       ------------       ------------       ------------       ----------------
Net increase from trust
share transactions                                          630,769          2,836,063          5,074,433              8,383,571
                                                       ------------       ------------       ------------       ----------------
Net increase in net assets                                  127,705          4,659,395          4,786,913              9,359,747
Net Assets
Beginning of period                                      16,261,871         11,602,476          9,859,747                500,000**
                                                       ------------       ------------       ------------       ----------------
End of period+                                         $ 16,389,576       $ 16,261,871       $ 14,646,660       $      9,859,747
                                                       ============       ============       ============       ================
+Includes undistributed net investment income of       $  1,037,760       $    936,245       $    741,044       $        209,332
                                                       ============       ============       ============       ================
(a) Trust Shares Issued and Redeemed
Sold                                                        189,792            315,041            477,864                754,138
Issued for distributions reinvested                          85,991             59,159             22,399                     --
Redeemed                                                   (218,491)          (113,482)           (53,374)                    --
                                                       ------------       ------------       ------------       ----------------
Net increase in shares outstanding                           57,292            260,718            446,889                754,138
                                                       ============       ============       ============       ================
 * Commencement of operations
** See Note 6


Statement of Changes in Net Assets (continued)
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------------------
                                                                     TARGET                         UTILITIES
                                                                 MATURITY 2010                        INCOME
                                                       ----------------------------------        ----------------
                                                      4/30/96* to
Year Ended December 31                                   12/31/96                    1996                    1995
-----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                  $   50,304        $        693,324        $        381,257
Net realized gain (loss) on investments                        --                 634,751                 (21,926)
Net unrealized appreciation of investments                 91,449                 694,844               2,200,558
                                                       ----------        ----------------        ----------------
Net increase in net assets resulting
from operations.                                          141,753               2,022,919               2,559,889
                                                       ----------        ----------------        ----------------
Distributions to Shareholders:
Net investment income                                          --                (382,098)               (110,536)
Net realized gain on investments                               --                      --                      --
                                                       ----------        ----------------        ----------------
Total distributions                                            --                (382,098)               (110,536)
                                                       ----------        ----------------        ----------------
Trust Share Transactions (a)
Proceeds from shares sold                               1,653,022               8,211,784               7,708,137
Value of distributions reinvested                              --                 382,099                 110,535
Cost of shares redeemed                                        --                (825,061)               (289,717)
                                                       ----------        ----------------        ----------------
Net increase from trust
share transactions                                      1,653,022               7,768,822               7,528,955
                                                       ----------        ----------------        ----------------
Net increase in net assets                              1,794,775               9,409,643               9,978,308
Net Assets
Beginning of period                                       400,000**            14,698,335               4,720,027
                                                       ----------        ----------------        ----------------
End of period+                                         $2,194,775        $     24,107,978        $     14,698,335
                                                       ==========        ================        ================
+Includes undistributed net investment income of       $   50,304        $        692,026        $        380,800
                                                       ==========        ================        ================
(a) Trust Shares Issued and Redeemed
Sold                                                      156,734                 701,601                 755,204
Issued for distributions reinvested                            --                  33,459                  11,709
Redeemed                                                       --                 (69,947)                (28,182)
                                                       ----------        ----------------        ----------------
Net increase in shares outstanding                        156,734                 665,113                 738,731
                                                       ==========        ================        ================
 * Commencement of operations
** See Note 6

See notes to financial statements

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUND

1. Significant Accounting Policies--The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip, Cash Management, Discovery, Government, Growth, High Yield, International Securities, Investment Grade, Target Maturity 2007, Target Maturity 2010 and Utilities Income Funds and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

Blue Chip Fund seeks high total investment return consistent with the preservation of capital.

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term capital appreciation.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth Fund seeks long-term capital appreciation.

High Yield Fund seeks to earn a high level of current income. Consistent with that objective, the Fund will also seek growth of capital as a secondary objective.

International Securities Fund seeks long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income.

Investment Grade Fund seeks a maximum level of income consistent with investment in investment grade debt securities.

Target Maturity 2007 Fund and Target Maturity 2010 Fund seek to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

Utilities Income Fund seeks high current income. Long-term capital appreciation is a secondary objective.

A. Security Valuation--A security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter markets are valued at the mean between the last bid and asked prices. For the High Yield and Investment Grade Funds, each security traded in the over-the-counter market (including securities listed on exchanges or systems whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. The Government, High Yield, International Securities, Investment Grade, Target Maturity 2007 and Target Maturity 2010 Funds use prices provided by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Securities for which market quotations are not readily available and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in the manner specifically authorized by the trustees of the Fund.

The investments in the Cash Management Fund are valued at cost plus amortization of discount or accretion of premium.


B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve them from all, or substantially all, federal income taxes. At December 31, 1996, capital loss carryovers were as follows:



                                                 Year Capital Loss Carryovers Expire
                                     ---------------------------------------------------------
Fund                       Total        1998        1999         2002        2003         2004
------                ----------     -------    --------     --------    --------     --------
GOVERNMENT            $  685,837     $    --     $    --     $457,817     $    --     $228,020
HIGH YIELD             1,679,725     625,685     355,926      106,914     147,796      443,404
INVESTMENT GRADE          64,491          --          --       28,682      35,809           --
TARGET MATURITY 2007      90,462          --          --           --          --       90,462



C. Foreign Currency Translations--For valuation purposes, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the daily rate of exchange. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The International Securities Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain from foreign currency related transactions includes gains and losses arising from the sales of foreign currency, and gains and losses on accrued dividends and related withholding taxes.

D. Distributions to Shareholders--Distributions to shareholders from net investment income and net realized gains are declared and paid annually on all Funds except for the Cash Management Fund which declares daily and pays monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.

E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Life Series Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Fund.

G. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities and the amortized cost basis for short-term securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the year ended December 31, 1996, the High Yield Fund recognized $117,638 of dividend income from these taxable "pay in kind" distributions. Interest income and estimated expenses are accrued daily. The Bank of New York, Custodian for all the Funds, except the International Securities Fund, has provided credits in the amount of $53,223 against custodian charges based on the uninvested cash balances of the Funds.

2. Trust Shares--The Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, of one or more Funds. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. Purchases and Sales of Securities--For the year ended December 31, 1996, purchases and sales of securities and long-term U.S. Government obligations, excluding foreign currencies, short-term corporate notes and repurchase agreements were as follows:



                                                                       Long-Term
                                      Securities              U.S. Government Obligations
                               ------------------------       ---------------------------
                                Cost of       Proceeds         Cost of            Proceeds
Fund                          Purchases       of Sales       Purchases            of Sales
------                      ------------     -----------     ----------         ------------
BLUE CHIP                    $47,205,005     $33,559,371     $       --           $       --
DISCOVERY                     65,485,591      50,371,740             --                   --
GOVERNMENT                            --              --     17,285,509           17,957,682
GROWTH                        42,978,299      30,027,889             --                   --
HIGH YIELD                    18,968,350      14,512,509             --                   --
INTERNATIONAL SECURITIES      40,067,862      30,022,082             --                   --
INVESTMENT GRADE               2,944,619       1,488,230      1,249,313            1,266,745
TARGET MATURITY 2007                  --              --      6,950,558            1,601,002
TARGET MATURITY 2010                  --              --      2,037,430                   --
UTILITIES INCOME              16,701,796       8,483,188             --                   --




At December 31, 1996, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:


                                                        Gross              Gross
                                    Aggregate       Unrealized        Unrealized     Net Unrealized
Fund                                     Cost     Appreciation      Depreciation       Appreciation
------                           ------------     ------------      ------------      -------------
BLUE CHIP                         $69,483,871      $23,744,282        $  809,089        $22,935,193
CASH MANAGEMENT                     4,320,329               --                --                 --
DISCOVERY                          54,992,332       14,422,160         3,761,605         10,660,555
GOVERNMENT                          8,848,640           59,801             2,805             56,996
GROWTH                             62,761,124       17,056,146         1,309,677         15,746,469
HIGH YIELD                         45,687,611        3,027,272           212,853          2,814,419
INTERNATIONAL SECURITIES           50,299,365        9,533,584         1,975,309          7,558,275
INVESTMENT GRADE                   15,943,156          230,180           194,255             35,925
TARGET MATURITY 2007               14,306,124          120,036            81,963             38,073
TARGET MATURITY 2010                2,037,430           91,449                --             91,449
UTILITIES INCOME                   20,738,891        2,895,123           134,431          2,760,692


4. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At December 31, 1996, the Blue Chip, Discovery, High Yield and International Securities Funds held one, two, seven and two 144A securities, respectively, with aggregate values of $435,821, $763,766, $3,453,675 and $421,943, respectively. These securities represent .4%, 1.1%, 7.0% and .7%, of the respective Fund's net assets and are valued as set forth in Note 1A.

5. Advisory Fee and Other Transactions With Affiliates--Certain officers and trustees of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and/or its transfer agent, Administrative Data Management Corp. Officers and trustees of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or First Investors Corporation.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million. For the year ended December 31, 1996, total advisory fees were $2,707,048 of which $93,192 was waived by the investment adviser. In addition, $69,380 of expenses were assumed by FIMCO.

Wellington Management Company serves as investment subadviser to the Growth Fund and the International Securities Fund. The subadviser is paid by FIMCO and not by the Funds.

6. Commencement of Operations--The Target Maturity 2007 Fund and the Target Maturity 2010 Fund commenced operations in April 1995 and April 1996, respectively, following the sale of 50,000 and 40,000 shares of beneficial interest to First Investors Life Insurance Company for $500,000 and $400,000, respectively.

7. Concentration of Credit Risk--The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Utilities Income Fund invests in securities issued by companies primarily engaged in the public utilities industry. As a result, there are certain credit risks which may subject the Fund more significantly to economic changes occurring in the public utilities industry.



This page intentionally left blank.



Financial Highlights
FIRST INVESTORS LIFE SERIES FUND
The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
---------------------------------------------------------------------------------------------------------------------------------
                                                          P E R   S H A R E   D A T A
                         --------------------------------------------------------------------------------------------------------

                                              Income From Investment Operations         Less Distributions from
                                        -------------------------------------------     -----------------------
                          Net Asset                     Net Realized
                              Value                   and Unrealized
                         ----------            Net        Gain (Loss)    Total from            Net          Net
                          Beginning     Investment                 on    Investment     Investment     Realized             Total
                          of Period         Income        Investments    Operations         Income        Gains     Distributions
---------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP
3/8/90* to 12/31/90          $10.00          $ .07             $ (.02)        $ .05          $  --        $  --             $  --
1991                          10.05            .12               2.50          2.62            .05           --               .05
1992                          12.62            .16                .67           .83            .21           --               .21
1993                          13.24            .15                .97          1.12            .15           --               .15
1994                          14.21            .18               (.39)         (.21)           .08          .17               .25
1995                          13.75            .26               4.11          4.37            .19          .95              1.14
1996                          16.98            .22               3.31          3.53            .25          .49               .74

CASH MANAGEMENT**
1988                           1.00           .048                 --          .048           .048           --              .048
1989                           1.00           .075                 --          .075           .075           --              .075
1990                           1.00           .072                 --          .072           .072           --              .072
1991                           1.00           .054                 --          .054           .054           --              .054
1992                           1.00           .029                 --          .029           .029           --              .029
1993                           1.00           .027                 --          .027           .027           --              .027
1994                           1.00           .037                 --          .037           .037           --              .037
1995                           1.00           .054                 --          .054           .054           --              .054
1996                           1.00           .049                 --          .049           .049           --              .049

DISCOVERY
1988                          10.02            .26                .10           .36             --           --                --
1989                          10.38            .19               2.19          2.38            .27          .09               .36
1990                          12.40            .14               (.78)         (.64)           .15          .90              1.05
1991                          10.71            .07               5.42          5.49            .18           --               .18
1992                          16.02             --               2.51          2.51            .03          .15               .18
1993                          18.35             --               3.92          3.92             --          .91               .91
1994                          21.36            .06               (.62)         (.56)            --          .94               .94
1995                          19.86            .11               4.62          4.73            .06         1.26              1.32
1996                          23.27            .13               2.66          2.79            .11          .89              1.00

Financial Highlights (continued)
----------------------------------------------------------------------------------------------
                 PER SHARE DATA        R A T I O S / S U P P L E M E N T A L   D A T A
                 --------------  -------------------------------------------------------------

                                                                 Ratio to Average Net Assets+
                                                                 ----------------------------
                     Net Asset
                         Value                                                          Net
                        ------      Total          Net Assets                    Investment
                        End of     Return++     End of Period     Expenses           Income
                        Period         (%)     (in thousands)          (%)              (%)
----------------------------------------------------------------------------------------------
BLUE CHIP
3/8/90* to 12/31/90     $10.05         .61(a)        $  3,656           --             2.95(a)
1991                     12.62       26.17             13,142         1.00             1.88
1992                     13.24        6.67             23,765          .79             1.66
1993                     14.21        8.51             34,030          .88             1.27
1994                     13.75       (1.45)            41,424          .88             1.49
1995                     16.98       34.00             66,900          .86             1.91
1996                     19.77       21.52            100,078          .84             1.39

CASH MANAGEMENT**
1988                      1.00        4.94                 33           --             4.99
1989                      1.00        7.79              2,210           --             7.84
1990                      1.00        7.49              8,203          .39             6.90
1991                      1.00        5.71              9,719          .57             5.39
1992                      1.00        3.02              8,341          .79             2.99
1993                      1.00        2.70              4,243          .60             2.67
1994                      1.00        3.77              3,929          .60             3.69
1995                      1.00        5.51              4,162          .60             5.36
1996                      1.00        5.00              4,297          .60             4.89

DISCOVERY
1988                     10.38        3.59                 125          --             3.80
1989                     12.40       23.62                 283          --             2.43
1990                     10.71       (5.47)                960          --             2.97
1991                     16.02       51.73               4,661         .70              .48
1992                     18.35       15.74              10,527         .91              .02
1993                     21.36       22.20              21,221         .87             (.03)
1994                     19.86       (2.53)             30,244         .88              .36
1995                     23.27       25.23              50,900         .87              .63
1996                     25.06       12.48              70,899         .85              .63


Financial Highlights (continued)
-------------------------------------------------------------------------------------
                                R A T I O S / S U P P L E M E N T A L   D A T A
                        -------------------------------------------------------------
                        Ratio to Average Net Assets Before
                                Expenses Waived or Assumed
                        ----------------------------------

                                                    Net     Portfolio
                                             Investment      Turnover         Average
                                Expenses         Income          Rate      Commission
                                     (%)            (%)           (%)            Rate+++
-------------------------------------------------------------------------------------
BLUE CHIP
3/8/90* to 12/31/90                 1.92(a)        1.03(a)         15           $ N/A
1991                                1.55           1.34            21             N/A
1992                                 .86           1.60            40             N/A
1993                                 N/A            N/A            37             N/A
1994                                 N/A            N/A            82             N/A
1995                                 N/A            N/A            26             N/A
1996                                 N/A            N/A            45           .0692

CASH MANAGEMENT**
1988                                7.68          (2.69)          N/A             N/A
1989                                1.35           6.49           N/A             N/A
1990                                1.15           6.15           N/A             N/A
1991                                 .93           5.03           N/A             N/A
1992                                 .98           2.81           N/A             N/A
1993                                1.05           2.22           N/A             N/A
1994                                1.04           3.25           N/A             N/A
1995                                1.10           4.87           N/A             N/A
1996                                1.11           4.38           N/A             N/A

DISCOVERY
1988                                3.10            .70           158             N/A
1989                                4.78          (2.35)          231             N/A
1990                                2.68            .28           104             N/A
1991                                1.49           (.31)           93             N/A
1992                                1.05           (.12)           91             N/A
1993                                 N/A            N/A            69             N/A
1994                                 N/A            N/A            53             N/A
1995                                 N/A            N/A            78             N/A
1996                                 N/A            N/A            98           .0689

  *  Commencement of operations
 **  Adjusted to reflect ten-for-one stock split on May 1, 1991.
  +  Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1996 (Note 5).
 ++  The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
+++  Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.
(a)  Annualized


Financial Highlights

FIRST INVESTORS LIFE SERIES FUND


The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
--------------------------------------------------------------------------------------------------------------------------
                                                         P E R   S H A R E   D A T A
                    ------------------------------------------------------------------------------------------------------
                                          Income from Investment Operations       Less Distributions from
                                    -------------------------------------------   -----------------------
                        Net Asset                            Net
                           Value                    Realized and
                           -----           Net        Unrealized     Total from          Net          Net
                       Beginning    Investment    Gain (Loss) on     Investment   Investment     Realized            Total
                       of Period        Income       Investments     Operations       Income        Gains    Distributions
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT
1/7/92* to 12/31/92      $10.00       $.47          $  .51            $ .98          $ .33         $  --         $ .33
1993                      10.65        .64             .02              .66            .70           .19           .89
1994                      10.42        .79           (1.21)            (.42)           .25           .05           .30
1995                       9.70        .66             .78             1.44            .62            --           .62
1996                      10.52        .68            (.33)             .35            .68            --           .68

GROWTH
1988                      10.02        .26             .51              .77             --            --            --
1989                      10.79        .02            2.51             2.53            .18           .12           .30
1990                      13.02        .16            (.55)            (.39)           .06            --           .06
1991                      12.57        .17            4.15             4.32            .18            --           .18
1992                      16.71        .08            1.41             1.49            .18          1.38          1.56
1993                      16.64        .07             .93             1.00            .09           .10           .19
1994                      17.45        .09            (.60)            (.51)            --           .21           .21
1995                      16.73        .18            3.94             4.12            .09           .29           .38
1996                      20.47        .18            4.68             4.86            .18           .59           .77

HIGH YIELD
1988                      10.00        .74             .82             1.56             --            --            --
1989                      11.56        .74            (.92)            (.18)           .56           .11           .67
1990                      10.71       1.08           (1.79)            (.71)           .83            --           .83
1991                       9.17       1.16            1.66             2.82           1.18            --          1.18
1992                      10.81       1.11             .21             1.32           1.69            --          1.69
1993                      10.44        .96             .88             1.84           1.12            --          1.12
1994                      11.16        .87           (1.14)            (.27)           .31            --           .31
1995                      10.58       1.00             .95             1.95            .96            --           .96
1996                      11.57       1.02             .35             1.37           1.01            --          1.01




Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------
                 PER SHARE DATA                             R A T I O S / S U P P L E M E N T A L   D A T A
                 --------------  -----------------------------------------------------------------------------------------------
                                                                                      Ratio to Average
                                                                                            Net Assets
                                                             Ratio to Average          Before Expenses
                                                                   Net Assets+       Waived or Assumed
                    Net Asset                             --------------------    --------------------
                        Value                                              Net                    Net   Portfolio
                    ---------    Total     Net Assets               Investment             Investment    Turnover      Average
                       End of   Return**  End of Period   Expenses      Income    Expenses     Income        Rate   Commission
                       Period       (%)   (in thousands)       (%)         (%)         (%)        (%)         (%)         Rate+++
------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT
1/7/92* to 12/31/92   $10.65      9.95(a)   $ 5,064         .03(a)     6.64(a)      .89(a)     5.79(a)       301       $ N/A
1993                   10.42      6.35        8,234         .35        6.60         .84        6.11          525         N/A
1994                    9.70     (4.10)       7,878         .35        6.74         .90        6.19          457         N/A
1995                   10.52     15.63        9,500         .40        6.79         .93        6.26          198         N/A
1996                   10.19      3.59        9,024         .60        6.75         .94        6.41          199         N/A

GROWTH
1988                   10.79      7.68           38          --        3.20        8.70       (5.50)          31         N/A
1989                   13.02     24.00          570          --        2.91        5.21       (2.30)          24         N/A
1990                   12.57     (2.99)       2,366          --        3.03        1.64        1.40           28         N/A
1991                   16.71     34.68        7,743         .69        1.21        1.34         .55          148         N/A
1992                   16.64      9.78       16,385         .76         .75        1.20         .30           45         N/A
1993                   17.45      6.00       25,658         .91         .43         N/A         N/A           51         N/A
1994                   16.73     (2.87)      32,797         .90         .60         N/A         N/A           40         N/A
1995                   20.47     25.12       51,171         .88        1.11         N/A         N/A           64         N/A
1996                   24.56     24.45       78,806         .85         .92         N/A         N/A           49       .0485

HIGH YIELD
1988                   11.56     15.60        4,565          --       13.22        1.32       11.90           46         N/A
1989                   10.71     (1.76)      14,354          --       12.05         .88       11.17           22         N/A
1990                    9.17     (5.77)      18,331          --       13.21         .91       12.30           35         N/A
1991                   10.81     33.96       23,634         .53       11.95         .89       11.60           40         N/A
1992                   10.44     13.15       24,540         .91       10.48         .96       10.43           84         N/A
1993                   11.16     18.16       30,593         .91        9.49         N/A         N/A           96         N/A
1994                   10.58     (1.56)      32,285         .88        9.43         N/A         N/A           50         N/A
1995                   11.57     19.82       41,894         .87        9.86         N/A         N/A           57         N/A
1996                   11.93     12.56       49,474         .85        9.43         N/A         N/A           34         N/A

  * Commencement of operations
  + Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through
    December 31, 1996 (Note 5).
 ++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.
(a) Annualized




Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUND
The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
------------------------------------------------------------------------------------------------------------------------
                                                         P E R   S H A R E   D A T A
                      --------------------------------------------------------------------------------------------------
                                        Income From Investment Operations           Less Distributions from
                                      -------------------------------------         -----------------------

                      Net Asset                   Net Realized
                          Value                 and Unrealized
                      ---------           Net       Gain (Loss)      Total from           Net          Net
                      Beginning    Investment               on       Investment    Investment     Realized         Total
                      of Period        Income      Investments       Operations        Income        Gains Distributions
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES
4/16/90* to 12/31/90    $10.00           $.03           $  .34            $ .37          $ --         $ --          $ --
1991                     10.37            .09             1.49             1.58           .03          .05           .08
1992                     11.87            .15             (.28)            (.13)          .15          .22           .37
1993                     11.37            .10             2.41             2.51           .14           --           .14
1994                     13.74            .14             (.32)            (.18)          .05           --           .05
1995                     13.51            .19             2.25             2.44           .12          .25           .37
1996                     15.58            .18             2.12             2.30           .19          .50           .69

INVESTMENT GRADE
1/7/92* to 12/31/92      10.00            .43              .44              .87           .34           --           .34
1993                     10.53            .65              .49             1.14           .71          .01           .72
1994                     10.95            .67            (1.06)            (.39)          .16          .09           .25
1995                     10.31            .67             1.28             1.95           .53           --           .53
1996                     11.73            .72             (.42)             .30           .67           --           .67

TARGET MATURITY 2007
4/26/95* to 12/31/95     10.00            .26             2.00             2.26            --           --            --
1996                     12.26            .56             (.83)            (.27)          .23          .05           .28

TARGET MATURITY 2010
4/30/96* to 12/31/96     10.00            .26              .90             1.16            --           --            --

UTILITIES INCOME
11/15/93* to 12/31/93    10.00            .01             (.07)            (.06)           --           --            --
1994                      9.94            .24             (.96)            (.72)          .03           --           .03
1995                      9.19            .28             2.46             2.74           .19           --           .19
1996                     11.74            .32              .78             1.10           .27           --           .27




Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUND
The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
--------------------------------------------------------------------------------------------------------------------------------
                 PER SHARE DATA                             R A T I O S / S U P P L E M E N T A L   D A T A
                 --------------  -----------------------------------------------------------------------------------------------
                                                                                      Ratio to Average
                                                                                            Net Assets
                                                             Ratio to Average          Before Expenses
                                                                   Net Assets+       Waived or Assumed
                     Net Asset                            -------------------    ---------------------
                         Value                                            Net                      Net     Portfolio
                     ---------     Total      Net Assets           Investment               Investment      Turnover     Average
                        End of    Return++ End of Period  Expenses     Income    Expenses       Income          Rate  Commission
                        Period        (%)  (in thousands)       (%)        (%)         (%)          (%)           (%)       Rate+++
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES
4/16/90* to 12/31/90    $10.37      5.21(a)       $3,946        --        .99(a)     3.43(a)     (2.43)(a)        29      $N/A
1991                     11.87     15.24           8,653      1.70        .75        2.27          .18            70       N/A
1992                     11.37     (1.13)         12,246      1.03       1.55        1.38         1.20            36       N/A
1993                     13.74     22.17          21,009      1.14        .97         N/A          N/A            37       N/A
1994                     13.51     (1.29)         31,308      1.03       1.22         N/A          N/A            36       N/A
1995                     15.58     18.70          41,012      1.02       1.42         N/A          N/A            45       N/A
1996                     17.19     15.23          57,955      1.12       1.25         N/A          N/A            67     .0093

INVESTMENT GRADE
1/7/92* to 12/31/92      10.53      8.91(a)        4,707       .23(a)    6.16(a)      .93(a)      5.46(a)         72       N/A
1993                     10.95     10.93          10,210       .35       6.32         .85         5.82            64       N/A
1994                     10.31     (3.53)         11,602       .37       6.61         .92         6.06            15       N/A
1995                     11.73     19.69          16,262       .51       6.80         .91         6.40            26       N/A
1996                     11.36      2.84          16,390       .60       6.47         .88         6.19            19       N/A

TARGET MATURITY 2007
4/26/95* to 12/31/95     12.26     22.60           9,860       .04(a)    6.25(a)      .87(a)      5.42(a)         28       N/A
1996                     11.71     (2.16)         14,647       .60       6.05         .82         5.83            13       N/A

TARGET MATURITY 2010
4/30/96* to 12/31/96     11.16     11.60           2,195       .60(a)    6.05(a)      .98(a)      5.67(a)          0       N/A

UTILITIES INCOME
11/15/93* to 12/31/93     9.94     (4.66)(a)         494        --       1.46(a)     3.99(a)     (2.52)(a)         0       N/A
1994                      9.19     (7.24)          4,720       .17       4.13         .95         3.35            31       N/A
1995                     11.74     30.26          14,698       .41       4.23         .91         3.73            17       N/A
1996                     12.57      9.57          24,108       .60       3.48         .86         3.22            45     .0707

   *  Commencement of operations
   +  Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through
      December 31, 1996 (Note 5).
  ++  The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
 +++  Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.
 (a)  Annualized



Independent Auditor's Report

To the Shareholders and Trustees of
First Investors Life Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the eleven Funds comprising First Investors Life Series Fund as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the eleven Funds comprising First Investors Life Series Fund as of December 31, 1996, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                  Tait, Weller & Baker
Philadelphia, Pennsylvania
January 31, 1997


FIRST INVESTORS LIFE SERIES FUND

Trustees
--------------------------------
James J. Coy

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth

Officers
--------------------------------
Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer

The Cash Management Fund is a money market fund and seeks a stable net asset value of $1.00 per share. However, there can be no assurance that the Fund will be able to do so or achieve its investment objective. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.


FIRST INVESTORS LIFE SERIES FUND

Shareholder Information
--------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Subadviser (Growth Fund and International
Securities Fund Only)
Wellington Management Company
75 State Street
Boston, MA 02109

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Custodian (International Securities Fund Only)
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.